Exhibit 1.3

DEED NUMBER: ONE HUNDRED AND FORTY-SIX.

MERGER: Between “MULTICANAL S.A.” (merging company), and “RADIO SATEL
SOCIEDAD ANÓNIMA” and others (merged companies).

In the City of Buenos Aires, on this thirteenth day of February, year two thousand and three, before me, Notary Public, there appear Saturnino HERRERO MITJANS, married, domiciled at Avalos 2057, in this City, Alejandro Alberto Urricelqui, married, domiciled at Avalos 2057, in this City, and José María SAENZ VALIENTE (h), married, domiciled at Hipólito Yrigoyen 1628, 2nd floor, in this City, who are of age, capable, known unto me, which I attest, and I also attest that they appear herein in the following capacities: (A) the former, in the name and on behalf of the following Companies: (I) A Company domiciled at Avalos 2057, in this City, designated as “MULTICANAL S.A.”, as President thereof specially authorized to act herein, evidencing the legal capacity of the Company by means of the following deeds: (a) A deed evidencing its incorporation, dated July 15, 1991, before Notary Public Guillermo Emilio Coto, of this City, on folio 910 of Register 1181, a certified copy of which, as registered in the Public Registry of Commerce on July 26, 1991, number 5225, Book 109, Volume A, Corporations, was added as a certified photocopy on folio 6039, protocol year 1992 of this Register. (b) A deed evidencing an amendment to section three of the Bylaws, dated June 22, 1992, on such folio 6039 of this Register, a certified copy of which was registered in the above mentioned Registry of Commerce on July 27, 1992, number 6758, Book 111, volume A, Corporations. (c) A deed evidencing a capital increase and an amendment to section four of the bylaws, dated September 8, 1993, on folio 10424 of this Register, a certified copy of which was registered in such Registry of Commerce on October 15, 1993, number 10106, Book 113, volume A, Corporations. (d) A deed evidencing a capital increase and an amendment to section four of the bylaws, dated September 7, 1994, on folio 12812 of this register, a certified copy of which was registered in such Registry of Commerce on October 3, 1994, number 10106, Book 115, volume A, Corporations. (e) A deed evidencing an amendment to sections one, seven and eight of the bylaws, including a change of designation, dated October 6, 1994, on folio 14239 of this Register, a certified copy of which was registered in such Registry of Commerce on October 21, 1994, number 10814, Book 115, volume A, Corporations. (f) A deed evidencing a merger, change of designation and amendment to the bylaws, dated March 15, 1996, transcribed on folio 3231 of this register, a certified copy of which was registered in such Registry of Commerce on August 29, 1996, number 8175, Book 119, volume A, Corporations. (g) A deed evidencing a capital increase and integral reform of the text of the bylaws, dated August 6, 1996, on folio 11677 of this register, a certified copy of which was registered in such Registry of Commerce on January 10, 1997, number 421 , Book 120, volume A, Corporations. (h) A deed evidencing a capital increase and amendment to section four of the bylaws, dated December 13, 1996, on folio 21839 of this register, a certified copy of which was registered in such Registry of Commerce on August 21, 1997, number 9126, Book 122, Corporations. (i) A deed evidencing a merger of the companies Televisión Ensenada S.A., ETSA Emprendimientos en Telecomunicaciones S.A., Transvisión S.A.,, Cabtel Argentina S.A., Fincable S.A., Platavisión S.A., C.C.T.V. S.A., Video Cable Oeste S.A., Video Cable Sur S.A., Lomaxcable S.A., Casaro Visión S.A., Almirante Brown Cable – ABC – Visión Satelital S.A., Agua Electrónica S.A., Super Video Cable S.A., Dardo Rocha Cablevisión S.A., Cele Video Color S.A., Telecable Lanús S.A. and Videomar S.A., dated April 20, 1998, on folio 5788 of this register, a certified copy of which was registered in such Registry of Commerce on March 4, 1999, number 3107, Book 4, Joint Stock Companies. (j) A deed evidencing a capital increase and integral reform of the bylaws, dated July 16, 1998, transcribed on folio 11228 of this register, a certified copy of which was registered in such Registry of Commerce on October 21, 1998, number 11880, Book 3, Joint Stock Companies. (k) A deed evidencing an amendment to the bylaws, dated January 11, 2000, transcribed on folio 237 of this register, a certified copy of which was registered in such Registry of Commerce on March 23, 2000, number 4067, Book 10, Joint Stock Companies. (l) A deed evidencing a merger of the companies “Buena Imagen S.A.”, “Caro’s Televisión S.A.”, “Ciudad del Encuentro Televisión S.A.”, “Circuito Cable Visión Sociedad Anónima”, “Compañía Cableinversora S.A.”, “Compañía Teleinversora S.A.”, “Difusora Sociedad Anónima”, “Inversora Multivisión S.A.”, “M.M.D.S. – Mandataria S.A.”, “Norte Visión Inversora S.A.”, “Orbe Video Cable S.A.”, “Río de la Plata Cable Color Sociedad Anónima”, “Video Cable San Vicente S.A.”, “Sanfercable S.A.”, “Teve Cable General Pico S.A.”, “T.V. Cable Sociedad Anónima”, “Te-Ve-Co S.A.”, “Tele Cable Norte S.A.”, “Telemundo S.A.”, “Videocable del Plata S.A.”, “Cable Total Sociedad Anónima”, “Cerri Video Cable Sociedad Anónima”, “Cablevisión Du-Ke Sociedad Anónima”, “Multivisión Sociedad Anónima” and “Video Visión S.A.”, dated December 15, 2000, transcribed on folio 9852 of this register, the registration of a certified copy of which is pending in the above mentioned register. And (ll) A deed evidencing an amendment to the bylaws, dated May 8, 2001, transcribed on folio 3065 of this Register, a certified copy of which was registered in such Registry of Commerce on August 21, 2001, number 10140, Book 15, Joint

Stock Companies. For a better clarification of the subject, I transcribe below the relevant portions of some sections of the bylaws, which read as follows: “Section One: The name of the company is Multicanal S.A. The company has its legal domicile within the jurisdiction of the City of Buenos Aires. Section Two: The term of the company shall be ninety-nine years counted as from the date of the registration thereof in the Public Registry of Commerce. … Section Eight: The management and administration of the company shall be the responsibility of a Board of Directors whose members shall be in such number as established by a shareholders meeting, and shall be not less than five (5) nor more than ten (10), and shall hold their office for one year. … The directors shall, at their first meeting, appoint a chairman and a Director who shall substitute the Chairman in case of absence or impediment thereof. The Board of Directors shall hold meetings with the presence of a majority of its regular members and shall take actions with a majority of votes of the Directors present. … Section Ten: The Board of Directors has ample powers to administer and dispose of the properties. … The joint signature of the attorneys in fact shall be a condition for the exercise of any general powers of attorney that may be granted for administration, banking and contract execution purposes. … The legal representation of the company shall be vested on the Chairman of the board of directors or the Vice-Chairman of the board in case of absence or inability of the former. … Section Eleven: The supervision of the company shall be the responsibility of the Supervisory Committee, which shall have three (3) members and a similar number of alternate members. They shall hold office for a term of one year. … Section Fourteen: The fiscal year of the company ends on December 31 each year…” The capacity invoked by this appearing party is evidenced by the Minutes of Shareholders Meetings and the Board of Directors, which I have had before me as they appear in the relevant books, are transcribed on folio 3061 of protocol year 2001, and show that the members of the Board of Directors are: Chairman Saturnino Herrero Mitjans, Alternate Chairman Director Alejandro Alberto Urricelqui, Directors Ignacio Jorge Rosner, Vicente Gabriel Di Loreto and Jorge Carlos Rendo. And (II) A Company domiciled at Piedras 1743, in this City, designated as “PLATAFORMA DIGITAL S.A.”, as President thereof, providing evidence of the legal capacity of the Company by means of the following documentation: (a) A deed evidencing its incorporation, dated March 21, 1997, transcribed on folio 6037 of this register, a certified copy of which was registered in the Public Registry of Commerce on March 26, 1997, number 2985, Book 120, volume A, Corporations. And (b) A deed evidencing a capital increase and an amendment to section four of the bylaws, executed on October 1, 1998, on folio 15914 of this register, a certified copy of which was registered in such Registry of Commerce on November 3, 1998, number 12643,

Book 3, Joint Stock Companies. The capacity invoked by this appearing party is evidenced in this case by the Minutes of Shareholders Meetings and the Board of Directors, which I have had before me as they appear in the relevant books and certified copies of which I attach hereto. (B) The second party appears in the name and on behalf of a Company domiciled at Avalos 2057 in this City, designated as “RADIO SATEL SOCIEDAD ANÓNIMA”, as President thereof, providing evidence of the legal capacity of the Company by means of the following documentation: (a) A deed evidencing its incorporation agreement executed as a private instrument on January 16, 1991, a certified copy of which, in the form of a certified photocopy, was added on folio 18070 protocol year 1998 of this register, and was registered in the Public Registry of Commerce of the Province of Santa Fe on April 26, 1991, number 462, folio 232, Book 6, Bylaws of Corporations. And (b) A deed evidencing a change of jurisdiction to this City and an amendment to the bylaws, dated March 29, 2000, transcribed on folio 2137 of this register, a certified copy of which was registered in the Public Registry of Commerce of this City on August 17, 2001, number 10124, Book 15, Joint Stock Companies. The capacity invoked by this appearing party is evidenced by the Minutes of Shareholders Meetings, which I have had before me as they appear in the relevant book and a certified copy of which I attach hereto. And (C) The third party appears in the name and on behalf of the following companies: (I) A Company having its legal domicile at Avalos 2057 in this City, designated as “VIDEO CABLE NORTE S.A.”, as President thereof specially authorized to act herein, and he provides evidence of the legal capacity of such company by means of a deed evidencing the organization thereof by transformation of Video Cable Norte S.R.L., dated May 9, 1994, and a rectifying deed dated September 5, 1994, both submitted to Notary Public Ms. Gloria Nelly Perez Goiri, of this City, on folios 675 and 1301 of register 1493 in her charge, certified copies of which were registered together in the Public Registry of Commerce of this City on November 14, 1994 under number 11,738, Book 115, Volume A, Corporations, and certified photocopies thereof were added on folio 6748 protocol year 1997 of this same register. The capacity invoked by this appearing party is evidenced by the Minutes of Shareholders Meetings, which I have had before me as they appear in the relevant book and a certified photocopy of which I attach hereto. (II) A Company having its legal domicile at Avalos 2057 in this City, designated as “CABLE ESPACIO DEL BUEN AYRE S.A.”, as President thereof specially authorized to act herein, and he provides evidence of the legal capacity of such company by means of the following deeds: (a) A deed evidencing the incorporation thereof, dated December 5, 1991, submitted to Notary Public Claudio A. G. Caputo of this City on folio 645 of register 398 in his charge, a certified copy of which was registered in the Public Registry of Commerce of this City on December 23, 1991, number 11,308, Book 110, Volume A, Corporations. And (b) A deed evidencing a capital increase and an amendment to the bylaws, and a supplemental deed, dated September 13, 1993, and June 29, 1994, respectively, submitted to Notary Public Carlos Héctor Scala of this City on folios 461 and 344 of Register 562 in his charge, certified copies of which were registered together in such Registry of Commerce on December 20, 1994, number 13,300, Book 116, Volume A, Corporations. Certified photocopies of such documents were added on folio 6738 protocol year 1997 of this register. The capacity invoked by this appearing party is evidenced by the minutes of shareholders meetings and of the board of directors, which I have had before me as they appear in the relevant books and certified photocopies of which I attach hereto. (III) A Company having its legal domicile at Avalos 2057 in this City, designated as “TELEVISIÓN POR CABLE S.A.”, as President thereof specially authorized to act herein, and he provides evidence of the legal capacity of such company by means of the following documents: (a) A deed evidencing the incorporation thereof, dated June 24, 1993, submitted to Notary Public María P. F. Duque de Ledesma of this City on folio 227 of register 1003, a certified copy of which was registered in the Public Registry of Commerce of this City on January 12, 1994, number 385 , Book 114, Volume A, Corporations. (b) A deed evidencing an amendment to the bylaws dated May 27, 1994, submitted to notary public Carlos H. Scala of this City on folio 262, register 562, a certified copy of which was registered in such Registry of Commerce on July 21, 1994, number 7175, book 115, volume A, Corporations. And (c) A deed evidencing a capital increase and an amendment to the bylaws, dated August 2, 1994, submitted to the above mentioned Notary Public Scala on folio 390 of such Register 562, a certified copy of which was registered in such Registry of Commerce on December 6, 1994, number 12674, Book 116, Volume A, Corporations. Certified photocopies of such documents were added on folio 6758 protocol year 1997 of this register. The capacity invoked by this appearing party is evidenced by the Minutes of Shareholders Meetings and of the Board of Directors, which I have had before me as they appear in the relevant books and certified photocopies of which I attach hereto. (IV) A Company having its legal domicile at Avalos 2057 in this City, designated as “CABLE VISIÓN CORRIENTES SOCIEDAD ANÓNIMA.”, as President thereof specially authorized to act herein, and he provides evidence of the legal capacity of such company by means of the following documents: (a) A deed evidencing the incorporation thereof, dated September 6, 1985, submitted to Notary Public Alfredo A. Verardini of the City of Corrientes on folio 172 of Register 31 in his charge, a certified copy of which was registered in the Public

Registry of Commerce of the Province of Corrientes on October 16, 1985 under number 3604, folio 158, Volume 13, Business Associations, and a certified photocopy of which was added on folio 16681, protocol year 1994, of this Register. And (b) A deed evidencing an amendment to the bylaws including a change of jurisdiction, executed on February 16, 1995, on folio 1790 of this register, a certified copy of which was registered in the Public Registry of Commerce of this City on January 12, 1996, number 363, Book 118, Volume A, Corporations. The capacity invoked by this appearing party is evidenced in this case by the Minutes of Shareholders Meetings, which I have had before me as they appear in the relevant book and a certified photocopy of which I attach hereto. And (V) A Company having its legal domicile at Avalos 2057 in this City, designated as “RED ARGENTINA S.A.”, as President thereof specially authorized to act herein, and he provides evidence of the legal capacity of such company by means of a deed evidencing the incorporation thereof, dated April 12, 1994, transcribed on folio 5276 of this register, a certified copy of which was registered in the Public Registry of Commerce of this City on April 19, 1994, number 3502, Book 114, Volume A, Corporations. The capacity invoked by this appearing party is evidenced in this case by the Minutes of Shareholders Meetings and the Board of Directors, which I have had before me as they appear in the relevant books and certified photocopies of which I attach hereto. All the information set forth and transcribed is in accordance with the documents referred to, which I attest. And the appearing parties, on behalf of the parties they purport to represent, herein state: That the Special General Shareholders Meetings of the Companies they represent, held as unanimous meetings on June 22 and 23, 2001, resolved to carry out a MERGER between “MULTICANAL S.A.”, and the companies Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Plataforma Digital S.A. and Red Argentina S.A., a capital increase in the amount of pesos 366,821,037, and an amendment of section four of the bylaws, and accordingly they appear herein to execute the relevant final merger agreement, and for such agreement to be notarized they deliver to me the respective books of minutes of the Board of Directors, minutes of Shareholders Meetings and Shareholders’ Meeting Attendance Register, from which I herein transcribe the relevant portions related to this act, which portions, copied by their respective order, read as follows: (1) “MULTICANAL S.A.” “Transcription of the Minutes of the Board of Directors dated March 30, 2001, which were involuntarily omitted from transcription into the relevant books. Minutes of the Board of Directors: In the City of Buenos Aires, on this 30th day of the month of March, 2001, … at the corporate offices located at Avalos 2057, Federal Capital, the

Board of Directors of Multicanal S.A. holds a meeting with the presence of Directors Saturnino L. Herrero Mitjans, Alejandro Alberto Urricelqui, Ignacio Jorge Rosner and Vicente Gabriel Di Loreto, to consider the following item of the Agenda: (1) Approval of the Preliminary Merger Commitment. The meeting having been called to order, Chairman Mr. Saturnino L. Herrero Mitjans informs the attendees that he has called a meeting of the Board for purposes of submitting to the consideration of this body the preliminary merger commitment entered into on the 20th of the current month with Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Plataforma Digital S.A. and Red Argentina S.A. Accordingly, the Chairman proceeds to read such commitment, which states as follows: “Preliminary Merger Commitment. In the City of Buenos Aires, on this 20th day of the month of March, 2001, by and among the companies Multicanal S.A., domiciled at Avalos 2057, Federal Capital, represented by its President, Mr. Saturnino L. Herrero Mitjans; Plataforma Digital S.A., domiciled at Piedras 1743, Federal Capital, represented by its President, Mrs. Ernestina Laura Herrera de Noble, Cable Espacio del Buen Ayre S.A., domiciled at Avalos 2057, Federal Capital; Televisión por Cable S.A., domiciled at Avalos 2057, Federal Capital; Video Cable Norte S.A., domiciled at Avalos 2057, Federal Capital; Cable Visión Corrientes Sociedad Anónima, domiciled at Avalos 2057, Federal Capital; and Red Argentina S.A., domiciled at Avalos 2057, Federal Capital, all of them represented by their President, Mr. José María Sáenz Valiente (h), and Radio Satel Sociedad Anónima, domiciled at Santiago del Estero 2318, City of Santa Fe, represented herein by its President, Mr. Alejandro Alberto Urricelqui, agree to enter into this preliminary merger commitment, subject to the provisions transcribed below and the provisions of sections 82 through 87 of Business Associations Law No. 19,550, sections 66 and 67 of General Resolution No. 6/80 of the General Superintendency of Corporations, and sections 77 and 78 of Law No. 20,628 (reviewed text 1997, as amended), and sections 105 through 109 of its regulatory decree. First: Multicanal S.A., Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima hereby agree to merge their respective businesses by means of a contribution of the assets, liabilities, rights and obligations owned by such companies, effecting a full transfer thereof in favor of Multicanal S.A., which shall be the merging company. Such merger shall include any businesses, claims, real and personal properties, trademarks and patents, stocks, shareholdings and commercial papers, as well as any rights and obligations of such companies existing at the time of the merger, and also any such rights and obligations that may exist or come to exist arising from prior actions or businesses conducted before the merger by Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. Accordingly, the merging company shall pursue all the businesses of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. The studies that have been conducted heretofore ensure that no obligations or agreements exist which have not been accounted for or are unknown, it being understood that any liability arising hereafter shall be accepted by the parties, as it shall be attributed to factors unknown or impossible to assess at the date hereof. Second: The concentration in only one vehicle – Multicanal S.A., of the provision of cable television and direct-to-home television services, the latter being also a supplementary service under applicable law; of the ownership of shares in Plataforma Digital S.A., directly owned by a shareholder of Multicanal S.A., the ownership of shares in Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Radio Satel Sociedad Anónima, Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A., all directly owned by Multicanal S.A., and the optimized use of the technical, administrative and financial structures of Multicanal S.A. and the companies taking part therein, and also the rationalization of their operating costs, are the reasons and goals that have been deemed significant for the consummation of this merger. Third: For purposes of consummating this merger, Multicanal S.A. shall be the surviving merging company, successor generally to the businesses and operations of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, and Multicanal S.A. shall accordingly be the surviving company. Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, as the merged companies, shall accordingly be dissolved. Fourth: The effective date of the merger shall be January 1, 2001 (this date included), and as from such date the operation of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall be deemed conducted by the merging company. Fifth: The balance sheets upon which the merger shall be based shall be the balance sheets prepared by the companies as at December 31, 2000, as transcribed in the relevant accounting books. Such balance sheets are an integral part of this commitment, as Annexes hereto. Sixth: the equity of each of the companies that are parties hereto is set forth below: Multicanal S.A. $ 365,953,227, represented by 199,466,667 registered, non-endorsable, Class A ordinary shares of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 book-entry shares of a nominal value of $ 1 each and 1 voting right per share; Plataforma Digital S.A. $ 16,303,000 represented by 16,303,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Cable Espacio del Buen Ayre S.A. $ 710,000, represented by 710 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Televisión por Cable S.A. $ 520,000, represented by 520,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Video Cable Norte S.A. $ 260,000 represented by 260 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Cable Visión Corrientes Sociedad Anónima $ 2,100,000, represented by 2,100,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Red Argentina S.A. $ 12,000, represented by 12,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; and Radio Satel Sociedad Anónima $ 10,000, represented by 100,000 registered, non-endorsable ordinary shares of a nominal value of $ 0.1 each and 5 voting rights per share. Seventh: This preliminary merger commitment shall be approved by the governing bodies of the companies that are parties hereto, and ratified by their respective special shareholders meetings. Eighth: To the effects provided under section 83, paragraph 1, subparagraph C, of Law No. 19,550, it is hereby expressly stated that an exchange ratio is provided at 1 share of a nominal value of $ 1 of the merging company, for 18.78637 shares of a nominal value of $ 1 of Plataforma Digital S.A. By the delivery of shares in the merging company in exchange therefor, the shareholding of Grupo Clarín S.A., amounting to 16,303,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each in Plataforma Digital S.A. shall be terminated, and the capital stock of Multicanal S.A. shall be increased as a result of the inclusion of the equity of the merged company for the amount of $ 867,810. Ninth: In order to fulfill the requirement provided in the foregoing paragraph, Multicanal S.A. shall increase its capital stock in the amount of $ 867,810, that is, from $ 365,953,227 to $ 366,821,037, and shall issue 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share, which shall be delivered to Grupo Clarín S.A. in substitution of the 16,303,000 registered, non-endorsable ordinary shares that Grupo Clarín S.A. owned in Plataforma

Digital S.A., given the fact that the remaining shareholders of Multicanal S.A. have given notice of their waiver of any first-refusal and accretion rights they may have in relation thereto. Tenth: The administrators Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall continue to perform their duties and have the powers pertaining thereto until such time as the final merger agreement shall be executed, and as from such date the administration thereof shall be governed pursuant to section 84, last paragraph, of Law No. 19,550. Eleventh: Any dispute that may arise in relation to the performance of this agreement, and also in relation to any matter referring to the merger of the companies that are parties hereto, shall be submitted to the competent jurisdiction of Federal First-Instance Commercial Courts sitting in the City of Buenos Aires, for which purpose the parties establish their respective special domiciles at the addresses set forth above. In witness whereof, eight counterparts of this instrument of the same tenor and to the same effect are signed.” The premises having been read, the attending parties unanimously approve the actions taken by the President, and accordingly the preliminary merger commitment transcribed above is approved. The second item in the Agenda is then submitted to consideration by the Directors: (2) Approval of the Prospectus for the merger of Multicanal S.A. (merging company) and Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima (merged companies), to be filed with the Argentine Securities Commission. Mr. Ignacio Jorge Rosner addresses the chair and having been recognized states that, in conformity with applicable law, the Company has prepared a merger prospectus containing an explanation of the reasons for the merger, the reasons why such merger will not have any equity, economic or financial incidence on the Company as the merging company, the limitations agreed on for the management of business, and the guarantees given for the performance of corporate management until such time as the merger, and also the special financial statements of the participating companies and the special consolidated balance sheet, are registered in the General Superintendency of Corporations. Such prospectus shall be filed with the Argentine Securities Commission together with a request for the administrative approval of the merger and the early liquidation of the merged companies. Accordingly, Mr. Rosner moves that the Board of Directors approve the Prospectus that has been prepared. The motion is put to a vote and unanimously approved. There being no other business to be transacted, the meeting is adjourned. … Signatures follow.” “Minutes of the Board of Directors: In the City of Buenos Aires, on this 25th day of the month of April, 2001, … at the corporate offices located at Avalos 2057, Federal Capital, the Board of Directors of Multicanal S.A. holds a meeting with the presence of Directors Saturnino L. Herrero Mitjans, Alejandro Alberto Urricelqui, Ignacio Jorge Rosner and Vicente Gabriel Di Loreto, to consider the following item of business: Consideration of the new exchange ratio in relation to the Merger of the Company with Plataforma Digital S.A. and other companies. Adaptation of the Merger Prospectus. The meeting having been called to order by Chairman Mr. Saturnino L. Herrero Mitjans, he informs the attendees that on March 03, 2001, upon the approval of the preliminary merger commitment, the exchange ratio to be applied in relation to the capital increase resulting from the inclusion of the company Plataforma Digital S.A. into the net worth of Multicanal S.A. was approved, while the shares representing the capital stock of the remaining merged companies are owned by Multicanal S.A. The Chairman goes on to state that an error in such statement was detected, for where it mentioned the number of shares of the merging company it should have said the shares of the merged company, and so the exchange ratio must be correctly stated, which amendment, for the reasons referred to above, does not involve a change in the capital stock amount of $ 867,810. Accordingly, the established exchange ratio is of 1 share of a nominal value of $ 1 of the merging company to 18,78637 shares of a nominal value of $ 1 of Plataforma Digital S.A. Therefore, Mr. Rosner moves that this Board of Directors approve the exchange ratio herein set forth and that the Merger Prospectus be adapted accordingly, so that it may be submitted to the approval of the Argentine Securities Commission. The motion having been put to a vote, it is unanimously approved. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Minutes of Shareholders Meeting: In the City of Buenos Aires, on this 22nd day of the month of June, 2001, … at Piedras 1743, Federal Capital, the shareholders of Multicanal S.A. hold a Special General Shareholders Meeting. The meeting having been called to order by Chairman Mr. Saturnino L. Herrero Mitjans, he informs the attendees that three shareholders are present at the meeting, all of them by proxy, who collectively own 365,953,227 shares, of which 199,466,667 are registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 are book-entry registered shares of a nominal value of $ 1 each and 1 voting right per share, representing 100% of the capital stock and voting rights of the Company, as it arises from the Share Deposit Register and the Shareholders Meeting Attendance Register on folio 33. Also present are Directors Ignacio Jorge Rosner, Alejandro Alberto Urricelqui, Vicente G. Di Loreto and Jorge Carlos Rendo, the Chairman of the Supervisory Committee Dr. Juan María de la Vega, the Representative of the Buenos Aires Stock Exchange,

Mrs. Ana María Laurenzo, while the Representative of the CNV (Argentine Securities Commission) and of the Comité Federal de Radiodifusión (Federal Broadcasting Committee) are not attending. The first item of business is then considered: (1) Appointment of two shareholders to prepare and sign the minutes. Mr. Hugo López addresses the chair and as representative of shareholder Grupo Clarín S.A. moves that these minutes be approved and signed by himself and Mr. Oscar Jaureguito, as representative of shareholder Arte Gráfico Editorial Argentino S.A. The motion is put to a vote and unanimously approved. Thereafter the second item of business is brought before the meeting: (2) Approval of the preliminary merger commitment entered into on March 20, 2001, with Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Plataforma Digital S.A., and Red Argentina S.A. The Chairman takes the floor and informs the attendees that such preliminary merger commitment was approved by the Board of Directors in its meeting held on March 30 this year, and proceeds to read the relevant minutes of the Board, which are not transcribed herein as they have already been recorded in the respective minutes book. After the reading is completed and after a brief exchange of ideas, the shareholders approve the preliminary merger commitment dated March 20, 2001, entered into by the Company with Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Plataforma Digital S.A., and Red Argentina S.A. Then the third item of business is brought to the consideration of the meeting: (3) Approval of the special and consolidated merger balance sheets at December 31, 2000. As the shareholders have duly in advance received the relevant documentation, which has been transcribed in rubricated accounting books, it is unanimously resolved that such documents will not be read nor transcribed in the minutes, and that the special and consolidated merger balance sheets at December 31, 2000 are approved. Then the fourth item of business is considered: (4) Capital increase. Exchange and issue of shares. The Chairman takes the floor and states that, in order to fulfill the preliminary merger commitment, it is in order, and he specifically moves, that this Shareholders Meeting resolve a capital increase of the Company in the amount of $ 867,810, that is, from $ 365,953,227 to $ 366,821,037, added to the equity of Plataforma Digital S.A., a merged company whose shares are not owned by Multicanal S.A. To such an effect 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share, will be issued and delivered to Grupo Clarín S.A. in substitution for the 16,303,000 registered, non-endorsable, ordinary shares previously owned thereby in Plataforma Digital S.A. (which shares shall be destroyed and exchanged), as the remaining shareholders of Multicanal S.A. have expressed their waiver of their first-refusal and accretion rights. After a brief debate, a capital increase is unanimously approved from $ 365,953,227 to $ 366,821,037 by the issue of 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share. Thereafter, the fifth item of business is considered: (5) Amendment to Section Four of the Corporate Bylaws. The representative of shareholder Grupo Clarín S.A., Mr. Hugo López, takes the floor and states that, on the basis of the resolution that has just been adopted, Section Four of the Corporate Bylaws should be amended, and he moves that such section be amended to read as follows: “The capital stock is currently $ 366,821,037, represented by 366,821,037 shares classified as 200,334,477 Class A ordinary shares, of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 Class B ordinary shares, of a nominal value of $ 1 each and 1 voting right per share. Class A shares shall be registered, non-endorsable shares, and Class B shares shall be book-entry shares, and the Board of Directors shall resolve whether the Register of Shareholders for book-entry, Class B shares shall be kept by the Company or by another entity.” After a brief debate the wording of Section Four as transcribed above is unanimously approved, and the Chairman is also unanimously authorized to have the amendment to the Corporate Bylaws herein decided formalized as a Public Deed. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Special General Shareholders Meeting held on June 22, 2001. Order Number. Date Year 2001 Day Month. Shareholder complete Name and Surname Identity Document Domicile. Representative complete Name and Surname Identity Document Domicile. Number of Shares or Certificates. Class A Class B Security, Share or Certificate Numbers. Capital $. Number of Votes. Signatures. 1 15 6 Grupo Clarín S.A. Piedras 1743 Federal Capital Hugo López DNI (National Identity Document) 12,667,028 101,768,793 23 to 25 10 101,768,793 421,015,189. There appears a signature. 2 15 6 Arte Gráfico Editorial Argentino S.A. Piedras 1743 Federal Capital Oscar Jaureguito DNI 11,095,088 116,619,894 9 116,619,894 116,619,894. There appears a signature. 3 15 6 Multicanal Holding LLC Hugo López DNI 12,667,028 147,564,540 1 to 22 1 to 8 147,564,540 626,184,812. There appears a signature. In the City of Buenos Aires, on this 15th day of the month of June, 2001, at 06.00 p.m., the receipt of notices of attendance at the Special General Shareholders Meeting convened to be held on June 22, 2001, is closed. Notices of attendance have been received from three (3) shareholders, by proxy, who are the owners of 100% of the Capital Stock and voting rights of the Company. There appears a signature. In the City of Buenos Aires, on this 22nd day of the month of June, 2001, at 04.45 p.m., this Shareholders Meeting Attendance Register is closed, with the presence of three (3) shareholders, by proxy, who are collectively the owners of 365,953,227 shares, of which 199,466,667 are registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 and 5 voting rights per share, and 166,486,560 are book-entry, Class B ordinary shares, of a nominal value of $ 1 and 1 voting right per share, representing 100% of the capital stock and voting rights of the company. There appears a signature. (2) “RADIO SATEL SOCIEDAD ANÓNIMA” “Minutes of the Board of Directors”: In the City of Buenos Aires, on this 30th day of the month of March, 2001 … a meeting is held at the corporate offices located at Santiago del Estero, City of Santa Fe, of the Board of Directors of Radio Satel S.A., with the presence of the Directors who sign below, to consider the following item of the Agenda: Approval of the Preliminary Merger Commitment. The meeting having been called to order by Chairman Mr. Alejandro Alberto Urricelqui, he informs the attendees that the meeting of the board has been convened so that it may consider the preliminary merger commitment entered into on the 20th of the current month with Multicanal S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Plataforma Digital S.A. and Red Argentina S.A. Accordingly, the Chairman then proceeds to read such commitment, as follows: “Preliminary Merger Commitment. In the City of Buenos Aires, on this 20th day of the month of March, 2001, by and among the companies Multicanal S.A., domiciled at Avalos 2057, Federal Capital, represented by its President, Mr. Saturnino L. Herrero Mitjans; Plataforma Digital S.A., domiciled at Piedras 1743, Federal Capital, represented by its President, Mrs. Ernestina Laura Herrera de Noble, Cable Espacio del Buen Ayre S.A., domiciled at Avalos 2057, Federal Capital; Televisión por Cable S.A., domiciled at Avalos 2057, Federal Capital; Video Cable Norte S.A., domiciled at Avalos 2057, Federal Capital; Cable Visión Corrientes Sociedad Anónima, domiciled at Avalos 2057, Federal Capital; and Red Argentina S.A., domiciled at Avalos 2057, Federal Capital, all of them represented by their President, Mr. José María Sáenz Valiente (h), and Radio Satel Sociedad Anónima, domiciled at Santiago del Estero 2318, City of Santa Fe, represented herein by its President, Mr. Alejandro Alberto Urricelqui, agree to enter into this preliminary merger commitment, subject to the provisions transcribed below and the provisions of sections 82 through 87 of Business Associations Law No. 19,550, sections 66 and 67 of General Resolution No. 6/80 of the General Superintendency of Corporations, and sections 77 and 78 of Law No. 20,628 (reviewed text 1997, as amended), and sections 105 through 109 of its regulatory decree. First: Multicanal S.A., Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video

Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima hereby agree to merge their respective businesses by means of a contribution of the assets, liabilities, rights and obligations owned by such companies, effecting a full transfer thereof in favor of Multicanal S.A., which shall be the merging company. Such merger shall include any businesses, claims, real and personal properties, trademarks and patents, stocks, shareholdings and commercial papers, as well as any rights and obligations of such companies existing at the time of the merger, and also any such rights and obligations that may exist or come to exist arising from prior actions or businesses conducted before the merger by Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. Accordingly, the merging company shall pursue all the businesses of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. The studies that have been conducted heretofore ensure that no obligations or agreements exist which have not been accounted for or are unknown, it being understood that any liability arising hereafter shall be accepted by the parties, as it shall be attributed to factors unknown or impossible to assess at the date hereof. Second: The concentration in only one vehicle – Multicanal S.A., of the provision of cable television and direct-to-home television services, the latter being also a supplementary service under applicable law; of the ownership of shares in Plataforma Digital S.A., directly owned by a shareholder of Multicanal S.A., the ownership of shares in Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Radio Satel Sociedad Anónima, Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A., all directly owned by Multicanal S.A., and the optimized use of the technical, administrative and financial structures of Multicanal S.A. and the companies taking part therein, and also the rationalization of their operating costs, are the reasons and goals that have been deemed significant for the consummation of this merger. Third: For purposes of consummating this merger, Multicanal S.A. shall be the surviving merging company, successor generally to the businesses and operations of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, and Multicanal S.A. shall accordingly be the surviving company. Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, as the merged companies, shall accordingly be dissolved. Fourth: The effective date of the merger shall be January 1, 2001 (this date included), and as from such date the operation of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall be deemed conducted by the merging company. Fifth: The balance sheets upon which the merger shall be based shall be the balance sheets prepared by the companies as at December 31, 2000, as transcribed in the relevant accounting books. Such balance sheets are an integral part of this commitment, as Annexes hereto. Sixth: the equity of each of the companies that are parties hereto is set forth below: Multicanal S.A. $ 365,953,227, represented by 199,466,667 registered, non-endorsable, Class A ordinary shares of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 book-entry shares of a nominal value of $ 1 each and 1 voting right per share; Plataforma Digital S.A. $ 16,303,000 represented by 16,303,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Cable Espacio del Buen Ayre S.A. $ 710,000, represented by 710 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Televisión por Cable S.A. $ 520,000, represented by 520,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Video Cable Norte S.A. $ 260,000 represented by 260 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Cable Visión Corrientes Sociedad Anónima $ 2,100,000, represented by 2,100,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Red Argentina S.A. $ 12,000, represented by 12,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; and Radio Satel Sociedad Anónima $ 10,000, represented by 100,000 registered, non-endorsable ordinary shares of a nominal value of $ 0.1 each and 5 voting rights per share. Seventh: This preliminary merger commitment shall be approved by the governing bodies of the companies that are parties hereto, and ratified by their respective special shareholders meetings. Eighth: To the effects provided under section 83, paragraph 1, subparagraph C, of Law No. 19,550, it is hereby expressly stated that the exchange ratio is provided at 1 share of a nominal value of $ 1 of the merging company, for 18.78637 shares of a nominal value of $ 1 of Plataforma Digital S.A. By the delivery of shares in the merging company in exchange therefor, the shareholding of Grupo Clarín S.A., amounting to 16,303,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each in Plataforma Digital S.A. shall be terminated, and the capital stock of Multicanal S.A. shall be increased as a result of the inclusion of the equity of the merged company for the amount of $ 867,810. Ninth: In order to fulfill the requirement provided in the foregoing paragraph, Multicanal S.A. shall increase its capital stock in the amount of $ 867,810, that is, from $ 365,953,227 to $ 366,821,037, and shall issue 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share, which shall be delivered to Grupo Clarín S.A. in substitution of the 16,303,000 registered, non-endorsable ordinary shares that Grupo Clarín S.A. owned in Plataforma Digital S.A., given the fact that the remaining shareholders of Multicanal S.A. have given notice of their waiver of any first-refusal and accretion rights they may have in relation thereto. Tenth: The administrators Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall continue to perform their duties and have the powers pertaining thereto until such time as the final merger agreement shall be executed, and as from such date the administration thereof shall be governed pursuant to section 84, last paragraph, of Law No. 19,550. Eleventh: Any dispute that may arise in relation to the performance of this agreement, and also in relation to any matter referring to the merger of the companies that are parties hereto, shall be submitted to the competent jurisdiction of Federal First-Instance Commercial Courts sitting in the City of Buenos Aires, for which purpose the parties establish their respective special domiciles at the addresses set forth above. In witness whereof, eight counterparts of this instrument of the same tenor and to the same effect are signed.” The premises having been read, the attending parties unanimously approve the actions taken by the President, and accordingly the preliminary merger commitment transcribed above is approved. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Minutes of Shareholders Meeting: In the City of Buenos Aires, on this 23rd day of the month of June, 2001, …, at the corporate offices, the shareholders of Radio Satel Sociedad Anónima hold a Special General Shareholders Meeting. The meeting having been called to order by Chairman Mr. Alejandro Urricelqui, he informs the attendees that there is one shareholder present at the meeting, by proxy, who is the owner of one hundred thousand (100,000) registered, non-endorsable ordinary shares, of a nominal value of $ 0.1 each and five voting rights per share, representing 100% of the capital stock and voting rights of the Company, as it arises from the Share Deposit Register, folio 14, and the Shareholders Meeting Attendance Register No. 1. Also present are Directors Juan de la Vega, Ignacio Rosner, José María Sáenz Valiente (h), Eduardo A. Lohidoy and María Lucila Romero, while the Representative of the General Superintendency of Corporations and of the Comité Federal de Radiodifusión (Federal

Broadcasting Committee) are not attending. The first item of business is then considered: (1) Appointment of two shareholders to prepare and sign the minutes. The Chairman takes the floor and moves that these minutes be prepared and signed by Mr. Pablo Casey, as representative of Multicanal S.A., the sole shareholder of the company. The motion is put to a vote and unanimously approved. Thereafter the second item of business is brought before the meeting: (2) Approval of the preliminary merger commitment entered into on March 20, 2001, with Multicanal S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Plataforma Digital S.A. The Chairman takes the floor and informs the attendees that such preliminary merger commitment was approved by the Board of Directors in its meeting held on March 30 this year, and proceeds to read the relevant minutes of the Board, which are not transcribed herein as they have already been recorded in the respective minutes book. After the reading is completed and after a brief exchange of ideas, the shareholders approve the preliminary merger commitment dated March 20, 2001, entered into by the Company with Multicanal S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Plataforma Digital S.A. Then the third item of business is brought to the consideration of the meeting: (3) Approval of the special and consolidated merger balance sheets at December 31, 2000. As the shareholders have duly in advance received the relevant documentation, which has been transcribed in rubricated accounting books, it is unanimously resolved that such documents will not be read nor transcribed in the minutes, and that the special and consolidated merger balance sheets at December 31, 2000 are approved. Then the fourth item of business is considered: (4) Dissolution of the company. The Chairman states that in order to fulfill the foregoing preliminary merger commitment, this Shareholders Meeting must adopt a resolution to dissolve the company pursuant to the terms of Section 94, paragraph 7, of Law No. 19,550, and such resolution is unanimously adopted. Also, the Meeting unanimously resolves to expressly authorize the Chairman to execute the final merger agreement, and give powers to Messrs. Julio Ignacio Quiroga, Ernesto Tissone, Carlos Vadell, Paula del Campo and Martín Guillermo Ríos so that they may make any statutory announcements, and perform on behalf of the company any actions that may be necessary to register the dissolution of the company in the Public Registry of Commerce. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Special General Shareholders Meeting held on June 23, 2001. Order Number. Date Year 2001 Day Month. Shareholder (complete Name and Surname) (Identity Document) (Domicile). Representative

(complete Name and Surname) (Identity Document) (Domicile) Number of Shares or Certificates. Class A Class B Security, Share or Certificate Numbers. Capital $. Number of Votes. Signatures. 1 19 6 Multicanal S.A. Avalos 2057 Buenos Aires Pablo C. Casey DNI (National Identity Document) 18,544,947 Hipólito Irigoyen 1628 Buenos Aires 100,000 $ 10,000 5 each. There appears a signature. In the City of Santa Fe, on this 19th day of the month of June, 2001, at 06.00 p.m., the meeting in relation to notices of attendance at the Special General Shareholders Meeting convened to be held on June 23, 2001, is closed. One shareholder has been recorded, by proxy, as owner of 100,000 registered, non-endorsable ordinary shares of a nominal value of $ 0.01 and 5 votes per share, representing 100% of the Capital Stock and voting rights of the Company. Let it be attested. There appears a signature. In the City of Santa Fe, on this 23rd day of the month of June, 2001, this Share Deposit Register and Shareholders Meeting Attendance Register is closed, with the presence of one shareholder, by proxy, the owner of 100,000 registered, non-endorsable ordinary shares, of a nominal value of $ 0.1 and 5 voting rights per share, representing 100% of the capital stock and voting rights of the company. Let it be attested. There appears a signature.” (3) CABLE ESPACIO DEL BUEN AYRE S.A.” “Minutes of the Board of Directors: In the City of Buenos Aires, on this 28th day of the month of March, 2001, … at the corporate offices located at Avalos 2057, Federal Capital, the Board of Directors of Cable Espacio del Buen Ayre S.A. holds a meeting with the presence of the Directors who sign below, to consider the following item of the Agenda: (1) Approval of the Preliminary Merger Commitment. The meeting having been called to order by Chairman Mr. José María Sáenz Valiente (h), he informs the attendees that he has called a meeting of the Board for purposes of submitting to the consideration of this body the preliminary merger commitment entered into on the 20th of the current month with Multicanal S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A., Plataforma Digital S.A. and Radio Satel Sociedad Anónima. Accordingly, the Chairman proceeds to read such commitment, which states as follows: “Preliminary Merger Commitment. In the City of Buenos Aires, on this 20th day of the month of March, 2001, by and among the companies Multicanal S.A., domiciled at Avalos 2057, Federal Capital, represented by its President, Mr. Saturnino L. Herrero Mitjans; Plataforma Digital S.A., domiciled at Piedras 1743, Federal Capital, represented by its President, Mrs. Ernestina Laura Herrera de Noble, Cable Espacio del Buen Ayre S.A., domiciled at Avalos 2057, Federal Capital; Televisión por Cable S.A., domiciled at Avalos 2057, Federal Capital; Video Cable Norte S.A., domiciled at Avalos 2057, Federal Capital; Cable Visión Corrientes Sociedad Anónima, domiciled at Avalos 2057, Federal

Capital; and Red Argentina S.A., domiciled at Avalos 2057, Federal Capital, all of them represented by their President, Mr. José María Sáenz Valiente (h), and Radio Satel Sociedad Anónima, domiciled at Santiago del Estero 2318, City of Santa Fe, represented herein by its President, Mr. Alejandro Alberto Urricelqui, agree to enter into this preliminary merger commitment, subject to the provisions transcribed below and the provisions of sections 82 through 87 of Business Associations Law No. 19,550, sections 66 and 67 of General Resolution No. 6/80 of the General Superintendency of Corporations, and sections 77 and 78 of Law No. 20,628 (reviewed text 1997, as amended), and sections 105 through 109 of its regulatory decree. First: Multicanal S.A., Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima hereby agree to merge their respective businesses by means of a contribution of the assets, liabilities, rights and obligations owned by such companies, effecting a full transfer thereof in favor of Multicanal S.A., which shall be the merging company. Such merger shall include any businesses, claims, real and personal properties, trademarks and patents, stocks, shareholdings and commercial papers, as well as any rights and obligations of such companies existing at the time of the merger, and also any such rights and obligations that may exist or come to exist arising from prior actions or businesses conducted before the merger by Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. Accordingly, the merging company shall pursue all the businesses of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. The studies that have been conducted heretofore ensure that no obligations or agreements exist which have not been accounted for or are unknown, it being understood that any liability arising hereafter shall be accepted by the parties, as it shall be attributed to factors unknown or impossible to assess at the date hereof. Second: The concentration in only one vehicle – Multicanal S.A., of the provision of cable television and direct-to-home television services, the latter being also a supplementary service under applicable law; of the ownership of shares in Plataforma Digital S.A., directly owned by a shareholder of Multicanal S.A., the ownership of shares in Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Radio Satel Sociedad Anónima, Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A., all directly owned by Multicanal S.A., and the optimized use of the technical, administrative and financial structures of Multicanal S.A. and the companies taking part therein, and also the rationalization of their operating costs, are the reasons and goals that have been deemed significant for the consummation of this merger. Third: For purposes of consummating this merger, Multicanal S.A. shall be the surviving merging company, successor generally to the businesses and operations of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, and Multicanal S.A. shall accordingly be the surviving company. Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, as the merged companies, shall accordingly be dissolved. Fourth: The effective date of the merger shall be January 1, 2001 (this date included), and as from such date the operation of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall be deemed conducted by the merging company. Fifth: The balance sheets upon which the merger shall be based shall be the balance sheets prepared by the companies as at December 31, 2000, as transcribed in the relevant accounting books. Such balance sheets are an integral part of this commitment, as Annexes hereto. Sixth: the equity of each of the companies that are parties hereto is set forth below: Multicanal S.A. $ 365,953,227, represented by 199,466,667 registered, non-endorsable, Class A ordinary shares of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 book-entry shares of a nominal value of $ 1 each and 1 voting right per share; Plataforma Digital S.A. $ 16,303,000 represented by 16,303,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Cable Espacio del Buen Ayre S.A. $ 710,000, represented by 710 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Televisión por Cable S.A. $ 520,000, represented by 520,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Video Cable Norte S.A. $ 260,000 represented by 260 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Cable Visión Corrientes Sociedad Anónima $ 2,100,000, represented by 2,100,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Red Argentina S.A. $ 12,000, represented by 12,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; and Radio Satel Sociedad Anónima $ 10,000, represented by 100,000 registered, non-endorsable ordinary shares of a nominal value of $ 0.1 each and 5 voting rights per share. Seventh: This preliminary merger commitment shall be approved by the governing bodies of the companies that are parties hereto, and ratified by their respective special shareholders meetings. Eighth: To the effects provided under section 83, paragraph 1, subparagraph C, of Law No. 19,550, it is hereby expressly stated that the exchange ratio is provided at 1 share of a nominal value of $ 1 of the merging company, for 18.78637 shares of a nominal value of $ 1 of Plataforma Digital S.A. By the delivery of shares in the merging company in exchange therefor, the shareholding of Grupo Clarín S.A., amounting to 16,303,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each in Plataforma Digital S.A. shall be terminated, and the capital stock of Multicanal S.A. shall be increased as a result of the inclusion of the equity of the merged company for the amount of $ 867,810. Ninth: In order to fulfill the requirement provided in the foregoing paragraph, Multicanal S.A. shall increase its capital stock in the amount of $ 867,810, that is, from $ 365,953,227 to $ 366,821,037, and shall issue 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share, which shall be delivered to Grupo Clarín S.A. in substitution of the 16,303,000 registered, non-endorsable ordinary shares that Grupo Clarín S.A. owned in Plataforma Digital S.A., given the fact that the remaining shareholders of Multicanal S.A. have given notice of their waiver of any first-refusal and accretion rights they may have in relation thereto. Tenth: The administrators Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall continue to perform their duties and have the powers pertaining thereto until such time as the final merger agreement shall be executed, and as from such date the administration thereof shall be governed pursuant to section 84, last paragraph, of Law No. 19,550. Eleventh: Any dispute that may arise in relation to the performance of this agreement, and also in relation to any matter referring to the merger of the companies that are parties hereto, shall be submitted to the competent jurisdiction of Federal First-Instance Commercial Courts sitting in the City of Buenos Aires, for which purpose the parties establish their respective special domiciles at the addresses set forth above. In witness whereof, eight counterparts of this instrument of the same tenor and to the same effect are signed.” The premises having been read, the attending parties unanimously approve the actions taken by the President, and accordingly the preliminary merger commitment transcribed above is approved. “Minutes of Shareholders Meeting: In the City of Buenos Aires, on this 22nd day of the month of June, 2001, … at Avalos 2057, Federal Capital, the shareholders of Cable Espacio del Buen Ayre S.A. hold a Special General Shareholders Meeting.

The meeting having been called to order by Chairman Mr. José María Sáenz Valiente (h), he informs the attendees that there is one shareholder present at the meeting, by proxy, who is the owner of seven hundred and ten (710) registered, non-endorsable ordinary shares, of a nominal value of one thousand pesos each and one voting right per share, representing 100% of the capital stock and voting rights of the Company, as it arises from the Share Deposit Register, folio 18, and the Shareholders Meeting Attendance Register No. 1. Also present are Directors Juan de la Vega, María Lucila Romero, Eduardo A. Lohidoy and Matías Fredriks, while the Representative of the General Superintendency of Corporations and of the Comité Federal de Radiodifusión (Federal Broadcasting Committee) are not attending. The first item of business is then considered: (1) Appointment of one shareholder to prepare and sign the minutes. The Chairman takes the floor and moves that these minutes be prepared and signed by Mr. Pablo Casey, as representative of Multicanal S.A., the sole shareholder of the company. The motion is put to a vote and unanimously approved. Thereafter the second item of business is brought before the meeting: (2) Approval of the preliminary merger commitment entered into on March 20, 2001, with Multicanal S.A., Radio Satel Sociedad Anónima, Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Plataforma Digital S.A. The Chairman takes the floor and informs the attendees that such preliminary merger commitment was approved by the Board of Directors in its meeting held on March 28 this year, and proceeds to read the relevant minutes of the Board, which are not transcribed herein as they have already been recorded in the respective minutes book. After the reading is completed and after a brief exchange of ideas, the shareholders approve the preliminary merger commitment dated March 20, 2001, entered into among the Company and Multicanal S.A., Radio Satel Sociedad Anónima, Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Plataforma Digital S.A. Then the third item of business is brought to the consideration of the meeting: (3) Approval of the special and consolidated merger balance sheets at December 31, 2000. As the shareholders have duly in advance received the relevant documentation, which has been transcribed in rubricated accounting books, it is unanimously resolved that such documents will not be read nor transcribed in the minutes, and that the special and consolidated merger balance sheets at December 31, 2000 are approved. Then the fourth item of business is considered: (4) Dissolution of the company. The Chairman states that in order to fulfill the foregoing preliminary merger commitment, this Shareholders Meeting must adopt a resolution to dissolve the company pursuant to the terms of Section 94, paragraph 7, of Law No. 19,550, and such resolution is unanimously adopted. Also, the Meeting unanimously resolves to expressly authorize the Chairman to execute the final merger agreement, and give powers to Messrs. Julio Ignacio Quiroga, Ernesto Tissone, Carlos Vadell, Paula del Campo and Martín Guillermo Ríos so that they may make any statutory announcements, and perform on behalf of the company any actions that may be necessary to register the dissolution of the company in the Public Registry of Commerce. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Special General Shareholders Meeting held on June 22, 2001. Order Number. Date Year 2001 Day Month. Shareholder (complete Name and Surname) (Identity Document) (Domicile). Representative (complete Name and Surname) (Identity Document) (Domicile) Number of Shares or Certificates. Capital $. Number of Votes. Signatures. 1 15 6 Multicanal S.A. Avalos 2057 Buenos Aires Pablo C. Casey DNI (National Identity Document) 18,544,947 Hipólito Irigoyen 1628 2nd Floor Buenos Aires 710 $ 710,000 710. There appears a signature. In Buenos Aires, on this 15th day of the month of June, 2001, at 06.00 p.m., the receipt of notices of attendance at the Special General Shareholders Meeting convened to be held on June 22, 2001, is closed. One shareholder has been recorded, by proxy, as owner of 710 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 vote per share, representing 100% of the Capital Stock and voting rights of the Company. Let it be attested. There appears a signature. In the City of Buenos Aires, on this 22nd day of the month of June, 2001, at 09.00 a.m., this Share Deposit Register and Shareholders Meeting Attendance Register is closed, with the presence of one shareholder, by proxy, the owner of 710 registered, non-endorsable ordinary shares, of a nominal value of $ 1,000 each and 1 voting right per share, representing 100% of the capital stock and voting rights of the company. Let it be attested. There appears a signature.” (4) “TELEVISIÓN POR CABLE S.A.” “Minutes of the Board of Directors”: In the City of Buenos Aires, on this 28th day of the month of March, 2001 … a meeting is held at the corporate offices located at Avalos 2057, Federal Capital, of the Board of Directors of Televisión por Cable S.A., with the presence of the Directors who sign below, to consider the following item of the Agenda: Approval of the Preliminary Merger Commitment. The meeting having been called to order by Chairman Mr. José María Sáenz Valiente (h), he informs the attendees that the meeting of the board has been convened so that it may consider the preliminary merger commitment entered into on the 20th of the current month with Multicanal S.A., Cable Espacio del Buen Ayre S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A., Plataforma Digital S.A. and Radio Satel Sociedad Anónima. Accordingly, the Chairman then proceeds to read such commitment, as follows: “Preliminary

Merger Commitment. In the City of Buenos Aires, on this 20th day of the month of March, 2001, by and among the companies Multicanal S.A., domiciled at Avalos 2057, Federal Capital, represented by its President, Mr. Saturnino L. Herrero Mitjans; Plataforma Digital S.A., domiciled at Piedras 1743, Federal Capital, represented by its President, Mrs. Ernestina Laura Herrera de Noble, Cable Espacio del Buen Ayre S.A., domiciled at Avalos 2057, Federal Capital; Televisión por Cable S.A., domiciled at Avalos 2057, Federal Capital; Video Cable Norte S.A., domiciled at Avalos 2057, Federal Capital; Cable Visión Corrientes Sociedad Anónima, domiciled at Avalos 2057, Federal Capital; and Red Argentina S.A., domiciled at Avalos 2057, Federal Capital, all of them represented by their President, Mr. José María Sáenz Valiente (h), and Radio Satel Sociedad Anónima, domiciled at Santiago del Estero 2318, City of Santa Fe, represented herein by its President, Mr. Alejandro Alberto Urricelqui, agree to enter into this preliminary merger commitment, subject to the provisions transcribed below and the provisions of sections 82 through 87 of Business Associations Law No. 19,550, sections 66 and 67 of General Resolution No. 6/80 of the General Superintendency of Corporations, and sections 77 and 78 of Law No. 20,628 (reviewed text 1997, as amended), and sections 105 through 109 of its regulatory decree. First: Multicanal S.A., Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima hereby agree to merge their respective businesses by means of a contribution of the assets, liabilities, rights and obligations owned by such companies, effecting a full transfer thereof in favor of Multicanal S.A., which shall be the merging company. Such merger shall include any businesses, claims, real and personal properties, trademarks and patents, stocks, shareholdings and commercial papers, as well as any rights and obligations of such companies existing at the time of the merger, and also any such rights and obligations that may exist or come to exist arising from prior actions or businesses conducted before the merger by Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. Accordingly, the merging company shall pursue all the businesses of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. The studies that have been conducted heretofore ensure that no obligations or agreements exist which have not been accounted for or are unknown, it being understood that any liability arising hereafter shall be accepted by the parties, as it shall be attributed to factors unknown or impossible to assess at the date hereof. Second: The concentration in only one vehicle – Multicanal S.A., of the provision of cable television and direct-to-home television services, the latter being also a supplementary service under applicable law; of the ownership of shares in Plataforma Digital S.A., directly owned by a shareholder of Multicanal S.A., the ownership of shares in Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Radio Satel Sociedad Anónima, Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A., all directly owned by Multicanal S.A., and the optimized use of the technical, administrative and financial structures of Multicanal S.A. and the companies taking part therein, and also the rationalization of their operating costs, are the reasons and goals that have been deemed significant for the consummation of this merger. Third: For purposes of consummating this merger, Multicanal S.A. shall be the surviving merging company, successor generally to the businesses and operations of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, and Multicanal S.A. shall accordingly be the surviving company. Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, as the merged companies, shall accordingly be dissolved. Fourth: The effective date of the merger shall be January 1, 2001 (this date included), and as from such date the operation of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall be deemed conducted by the merging company. Fifth: The balance sheets upon which the merger shall be based shall be the balance sheets prepared by the companies as at December 31, 2000, as transcribed in the relevant accounting books. Such balance sheets are an integral part of this commitment, as Annexes hereto. Sixth: the equity of each of the companies that are parties hereto is set forth below: Multicanal S.A. $ 365,953,227, represented by 199,466,667 registered, non-endorsable, Class A ordinary shares of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 book-entry shares of a nominal value of $ 1 each and 1 voting right per share; Plataforma Digital S.A. $ 16,303,000 represented by 16,303,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Cable Espacio del Buen Ayre S.A. $ 710,000, represented by 710 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Televisión por Cable S.A. $ 520,000, represented by 520,000 registered, non-endorsable ordinary shares of a nominal value of

$ 1 each and 1 voting right per share; Video Cable Norte S.A. $ 260,000 represented by 260 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Cable Visión Corrientes Sociedad Anónima $ 2,100,000, represented by 2,100,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Red Argentina S.A. $ 12,000, represented by 12,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; and Radio Satel Sociedad Anónima $ 10,000, represented by 100,000 registered, non-endorsable ordinary shares of a nominal value of $ 0.1 each and 5 voting rights per share. Seventh: This preliminary merger commitment shall be approved by the governing bodies of the companies that are parties hereto, and ratified by their respective special shareholders meetings. Eighth: To the effects provided under section 83, paragraph 1, subparagraph C, of Law No. 19,550, it is hereby expressly stated that the exchange ratio is provided at 1 share of a nominal value of $ 1 of the merging company, for 18.78637 shares of a nominal value of $ 1 of Plataforma Digital S.A. By the delivery of shares in the merging company in exchange therefor, the shareholding of Grupo Clarín S.A., amounting to 16,303,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each in Plataforma Digital S.A. shall be terminated, and the capital stock of Multicanal S.A. shall be increased as a result of the inclusion of the equity of the merged company for the amount of $ 867,810. Ninth: In order to fulfill the requirement provided in the foregoing paragraph, Multicanal S.A. shall increase its capital stock in the amount of $ 867,810, that is, from $ 365,953,227 to $ 366,821,037, and shall issue 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share, which shall be delivered to Grupo Clarín S.A. in substitution of the 16,303,000 registered, non-endorsable ordinary shares that Grupo Clarín S.A. owned in Plataforma Digital S.A., given the fact that the remaining shareholders of Multicanal S.A. have given notice of their waiver of any first-refusal and accretion rights they may have in relation thereto. Tenth: The administrators Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall continue to perform their duties and have the powers pertaining thereto until such time as the final merger agreement shall be executed, and as from such date the administration thereof shall be governed pursuant to section 84, last paragraph, of Law No. 19,550. Eleventh: Any dispute that may arise in relation to the performance of this agreement, and also in relation to any matter referring to the merger of the companies that are parties hereto, shall be submitted to the competent jurisdiction of Federal First-Instance Commercial Courts sitting in the City of Buenos Aires, for which purpose the parties establish their respective special domiciles at the addresses set forth above. In witness whereof, eight counterparts of this instrument of the same tenor and to the same effect are signed.” The premises having been read, the attending parties unanimously approve the actions taken by the President, and accordingly the preliminary merger commitment transcribed above is approved. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Minutes of Shareholders Meeting: In the City of Buenos Aires, on this 22nd day of the month of June, 2001, …, at Avalos 2057, Federal Capital, the shareholders of Televisión por Cable S.A. hold a Special General Shareholders Meeting. The meeting having been called to order by Chairman Mr. José María Sáenz Valiente (h), he informs the attendees that there is one shareholder present at the meeting, by proxy, who is the owner of five hundred and twenty thousand (520,000) registered, non-endorsable ordinary shares, of a nominal value of one peso each and one voting right per share, representing 100% of the capital stock and voting rights of the Company, as it arises from the Share Deposit Register, folio 16, and the Shareholders Meeting Attendance Register No. 1. Also present are Directors Juan de la Vega and María Lucila Romero, while the Representative of the General Superintendency of Corporations and of the Comité Federal de Radiodifusión (Federal Broadcasting Committee) are not attending. The first item of business is then considered: (1) Appointment of two shareholders to prepare and sign the minutes. The Chairman takes the floor and moves that these minutes be prepared and signed by Mr. Pablo Casey, as representative of Multicanal S.A., the sole shareholder of the company. The motion is put to a vote and unanimously approved. Thereafter the second item of business is brought before the meeting: (2) Approval of the preliminary merger commitment entered into on March 20, 2001, with Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Plataforma Digital S.A. The Chairman takes the floor and informs the attendees that such preliminary merger commitment was approved by the Board of Directors in its meeting held on March 28 this year, and proceeds to read the relevant minutes of the Board, which are not transcribed herein as they have already been recorded in the respective minutes book. After the reading is completed and after a brief exchange of ideas, the shareholders approve the preliminary merger commitment dated March 20, 2001, entered into among the Company and Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Plataforma Digital S.A. Then the third item of business is brought to the consideration of the meeting: (3)

Approval of the special and consolidated merger balance sheets at December 31, 2000. As the shareholders have duly in advance received the relevant documentation, which has been transcribed in rubricated accounting books, it is unanimously resolved that such documents will not be read nor transcribed in the minutes, and that the special and consolidated merger balance sheets at December 31, 2000 are approved. Then the fourth item of business is considered: (4) Dissolution of the company. The Chairman states that in order to fulfill the foregoing preliminary merger commitment, this Shareholders Meeting must adopt a resolution to dissolve the company pursuant to the terms of Section 94, paragraph 7, of Law No. 19,550, and such resolution is unanimously adopted. Also, the Meeting unanimously resolves to expressly authorize the Chairman to execute the final merger agreement, and give powers to Messrs. Julio Ignacio Quiroga, Ernesto Tissone, Carlos Vadell, Paula del Campo and Martín Guillermo Ríos so that they may make any statutory announcements, and perform on behalf of the company any actions that may be necessary to register the dissolution of the company in the Public Registry of Commerce. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Special General Shareholders Meeting held on June 22, 2001. Order Number. Date Year 2001 Day Month. Shareholder (complete Name and Surname) (Identity Document) (Domicile). Representative (complete Name and Surname) (Identity Document) (Domicile) Number of Shares or Certificates. Security, Share or Certificate numbers. Capital $. Number of Votes. Signatures. 1 15 6 Multicanal S.A. Avalos 2057 City of Buenos Aires Pablo Casey DNI (National Identity Document) 18,544,947 Hipólito Irigoyen 1628 2nd Floor Buenos Aires 520,000 1 and 2 520,000 520,000. There appears a signature. In Buenos Aires, on this 15th day of the month of June, 2001, at 05.00 p.m., the receipt of notices of attendance at the Special General Shareholders Meeting convened to be held on June 22, 2001, is closed. One shareholder has been recorded, by proxy, as owner of 520,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 vote per share, representing 100% of the Capital Stock and voting rights of the Company. Let it be attested. There appears a signature. In the City of Buenos Aires, on this 22nd day of the month of June, 2001, this Share Deposit Register and Shareholders Meeting Attendance Register is closed, with the presence of one shareholder, by proxy, the owner of 520,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each and 1 voting right per share, representing 100% of the capital stock and voting rights of the company. Let it be attested. There appears a signature.” (5) “VIDEO CABLE NORTE S.A.” “Minutes of the Board of Directors”: In the City of Buenos Aires, on this 28th day of the month of March, 2001 … a meeting is held at the corporate offices located at Avalos 2057,

Federal Capital, of the Board of Directors of Video Cable Norte S.A., with the presence of the Directors who sign below, to consider the following item of the Agenda: Approval of the Preliminary Merger Commitment. The meeting having been called to order by Chairman Mr. José María Sáenz Valiente (h), he informs the attendees that the meeting of the board has been convened so that it may consider the preliminary merger commitment entered into on the 20th of the current month with Multicanal S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A., Plataforma Digital S.A. and Radio Satel Sociedad Anónima. Accordingly, the Chairman then proceeds to read such commitment, as follows: “Preliminary Merger Commitment. In the City of Buenos Aires, on this 20th day of the month of March, 2001, by and among the companies Multicanal S.A., domiciled at Avalos 2057, Federal Capital, represented by its President, Mr. Saturnino L. Herrero Mitjans; Plataforma Digital S.A., domiciled at Piedras 1743, Federal Capital, represented by its President, Mrs. Ernestina Laura Herrera de Noble, Cable Espacio del Buen Ayre S.A., domiciled at Avalos 2057, Federal Capital; Televisión por Cable S.A., domiciled at Avalos 2057, Federal Capital; Video Cable Norte S.A., domiciled at Avalos 2057, Federal Capital; Cable Visión Corrientes Sociedad Anónima, domiciled at Avalos 2057, Federal Capital; and Red Argentina S.A., domiciled at Avalos 2057, Federal Capital, all of them represented by their President, Mr. José María Sáenz Valiente (h), and Radio Satel Sociedad Anónima, domiciled at Santiago del Estero 2318, City of Santa Fe, represented herein by its President, Mr. Alejandro Alberto Urricelqui, agree to enter into this preliminary merger commitment, subject to the provisions transcribed below and the provisions of sections 82 through 87 of Business Associations Law No. 19,550, sections 66 and 67 of General Resolution No. 6/80 of the General Superintendency of Corporations, and sections 77 and 78 of Law No. 20,628 (reviewed text 1997, as amended), and sections 105 through 109 of its regulatory decree. First: Multicanal S.A., Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima hereby agree to merge their respective businesses by means of a contribution of the assets, liabilities, rights and obligations owned by such companies, effecting a full transfer thereof in favor of Multicanal S.A., which shall be the merging company. Such merger shall include any businesses, claims, real and personal properties, trademarks and patents, stocks, shareholdings and commercial papers, as well as any rights and obligations of such companies existing at the time of the merger, and also any such rights and obligations that may exist or come to exist arising from prior actions or businesses conducted before the merger by

Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. Accordingly, the merging company shall pursue all the businesses of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. The studies that have been conducted heretofore ensure that no obligations or agreements exist which have not been accounted for or are unknown, it being understood that any liability arising hereafter shall be accepted by the parties, as it shall be attributed to factors unknown or impossible to assess at the date hereof. Second: The concentration in only one vehicle – Multicanal S.A., of the provision of cable television and direct-to-home television services, the latter being also a supplementary service under applicable law; of the ownership of shares in Plataforma Digital S.A., directly owned by a shareholder of Multicanal S.A., the ownership of shares in Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Radio Satel Sociedad Anónima, Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A., all directly owned by Multicanal S.A., and the optimized use of the technical, administrative and financial structures of Multicanal S.A. and the companies taking part therein, and also the rationalization of their operating costs, are the reasons and goals that have been deemed significant for the consummation of this merger. Third: For purposes of consummating this merger, Multicanal S.A. shall be the surviving merging company, successor generally to the businesses and operations of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, and Multicanal S.A. shall accordingly be the surviving company. Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, as the merged companies, shall accordingly be dissolved. Fourth: The effective date of the merger shall be January 1, 2001 (this date included), and as from such date the operation of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall be deemed conducted by the merging company. Fifth: The balance sheets upon which the merger shall be based shall be the balance sheets prepared by the companies as at December 31, 2000, as transcribed in the relevant accounting books. Such balance sheets are an integral part of this commitment, as Annexes hereto. Sixth: the equity of each of the companies that are parties hereto is set forth below: Multicanal S.A. $ 365,953,227, represented by 199,466,667 registered, non-endorsable, Class A ordinary shares of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 book-entry shares of a nominal value of $ 1 each and 1 voting right per share; Plataforma Digital S.A. $ 16,303,000 represented by 16,303,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Cable Espacio del Buen Ayre S.A. $ 710,000, represented by 710 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Televisión por Cable S.A. $ 520,000, represented by 520,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Video Cable Norte S.A. $ 260,000 represented by 260 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Cable Visión Corrientes Sociedad Anónima $ 2,100,000, represented by 2,100,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Red Argentina S.A. $ 12,000, represented by 12,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; and Radio Satel Sociedad Anónima $ 10,000, represented by 100,000 registered, non-endorsable ordinary shares of a nominal value of $ 0.1 each and 5 voting rights per share. Seventh: This preliminary merger commitment shall be approved by the governing bodies of the companies that are parties hereto, and ratified by their respective special shareholders meetings. Eighth: To the effects provided under section 83, paragraph 1, subparagraph C, of Law No. 19,550, it is hereby expressly stated that the exchange ratio is provided at 1 share of a nominal value of $ 1 of the merging company, for 18.78637 shares of a nominal value of $ 1 of Plataforma Digital S.A. By the delivery of shares in the merging company in exchange therefor, the shareholding of Grupo Clarín S.A., amounting to 16,303,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each in Plataforma Digital S.A. shall be terminated, and the capital stock of Multicanal S.A. shall be increased as a result of the inclusion of the equity of the merged company for the amount of $ 867,810. Ninth: In order to fulfill the requirement provided in the foregoing paragraph, Multicanal S.A. shall increase its capital stock in the amount of $ 867,810, that is, from $ 365,953,227 to $ 366,821,037, and shall issue 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share, which shall be delivered to Grupo Clarín S.A. in substitution of the 16,303,000 registered, non-endorsable ordinary shares that Grupo Clarín S.A. owned in Plataforma Digital S.A., given the fact that the remaining shareholders of Multicanal S.A. have given notice of their waiver of any first-refusal and accretion rights they may have in relation thereto. Tenth: The administrators Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall continue to perform their duties and have the powers pertaining thereto until such time as the final merger agreement shall be executed, and as from such date the administration thereof shall be governed pursuant to section 84, last paragraph, of Law No. 19,550. Eleventh: Any dispute that may arise in relation to the performance of this agreement, and also in relation to any matter referring to the merger of the companies that are parties hereto, shall be submitted to the competent jurisdiction of Federal First-Instance Commercial Courts sitting in the City of Buenos Aires, for which purpose the parties establish their respective special domiciles at the addresses set forth above. In witness whereof, eight counterparts of this instrument of the same tenor and to the same effect are signed.” The premises having been read, the attending parties unanimously approve the actions taken by the President, and accordingly the preliminary merger commitment transcribed above is approved. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Minutes of Shareholders Meeting: In the City of Buenos Aires, on this 22nd day of the month of June, 2001, …, at Avalos 2057, Federal Capital, the shareholders of Video Cable Norte S.A. hold a Special General Shareholders Meeting. The meeting having been called to order by Chairman Mr. José María Sáenz Valiente (h, he informs the attendees that there is one shareholder present at the meeting, by proxy, who is the owner of two hundred and sixty (260) registered, non-endorsable ordinary shares, of a nominal value of one thousand pesos each and one voting right per share, representing 100% of the capital stock and voting rights of the Company, as it arises from the Share Deposit Register, folio 10, and the Shareholders Meeting Attendance Register No. 1. Also present is Director Juan María de la Vega, while the Representative of the General Superintendency of Corporations and of the Comité Federal de Radiodifusión (Federal Broadcasting Committee) are not attending. The first item of business is then considered: (1) Appointment of one shareholder to prepare and sign the minutes. The Chairman takes the floor and moves that these minutes be prepared and signed by Mr. Pablo Casey, as representative of Multicanal S.A., the sole shareholder of the company. The motion is put to a vote and unanimously approved. Thereafter the second item of business is brought before the meeting: (2) Approval of the preliminary merger commitment entered into on March 20, 2001, with Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Plataforma Digital S.A. The Chairman takes the floor and informs the attendees that such preliminary merger commitment was approved by the Board of Directors in its meeting held on March 28 this year, and proceeds to read the relevant minutes of the Board, which are not transcribed herein as they have already been recorded in the respective minutes book. After the reading is completed and after a brief exchange of ideas, the shareholders approve the preliminary merger commitment dated March 20, 2001, entered into among the Company and Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Plataforma Digital S.A. Then the third item of business is brought to the consideration of the meeting: (3) Approval of the special and consolidated merger balance sheets at December 31, 2000. As the shareholders have duly in advance received the relevant documentation, which has been transcribed in rubricated accounting books, it is unanimously resolved that such documents will not be read nor transcribed in the minutes, and that the special and consolidated merger balance sheets at December 31, 2000 are approved. Then the fourth item of business is considered: (4) Dissolution of the company. The Chairman states that in order to fulfill the foregoing preliminary merger commitment, this Shareholders Meeting must adopt a resolution to dissolve the company pursuant to the terms of Section 94, paragraph 7, of Law No. 19,550, and such resolution is unanimously adopted. Also, the Meeting unanimously resolves to expressly authorize the Chairman to execute the final merger agreement, and give powers to Messrs. Julio Ignacio Quiroga, Ernesto Tissone, Carlos Vadell, Paula del Campo and Martín Guillermo Ríos so that they may make any statutory announcements, and perform on behalf of the company any actions that may be necessary to register the dissolution of the company in the Public Registry of Commerce. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Special General Shareholders Meeting held on June 22, 2001. Order Number. Date Year 2001 Day Month. Shareholder (complete Name and Surname) (Identity Document) (Domicile). Representative (complete Name and Surname) (Identity Document) (Domicile) Number of Shares or Certificates. Security, Share or Certificate numbers. Capital $. Number of Votes. Signatures. 1 15 6 Multicanal S.A. Avalos 2057 City of Buenos Aires Pablo Casey DNI (National Identity Document) 18,544,947 Hipólito Irigoyen 1628 2nd Floor Buenos Aires 260 1 and 2 260,000 260. There appears a signature. In Buenos Aires, on this 15th day of the month of June, 2001, at 05.30 p.m., the receipt of notices of attendance at the Special General Shareholders Meeting convened to be held on June 22, 2001, is closed. One shareholder has been recorded, by proxy, as owner of 260 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 vote per share, representing 100% of the Capital Stock and voting rights of the Company. Let it be attested. There appears a signature. In the City of Buenos Aires, on this 22nd day of the month of June, 2001, at 03.15 p.m., this Share Deposit Register and Shareholders Meeting Attendance Register is closed, with the presence of one shareholder, by proxy, the owner of 260 registered, non-endorsable ordinary shares, of a nominal value of $ 1,000 each and 1 voting right per share, representing 100% of the capital stock and voting rights of the company. Let it be attested. There appears a signature.” (6) “CABLE VISIÓN CORRIENTES SOCIEDAD ANÓNIMA” “Minutes of the Board of Directors”: In the City of Buenos Aires, on this 28th day of the month of March, 2001 … a meeting is held at the corporate offices located at Avalos 2057, Federal Capital, of the Board of Directors of Cable Visión Corrientes Sociedad Anónima, with the presence of the Directors who sign below, to consider the following item of the Agenda: Approval of the Preliminary Merger Commitment. The meeting having been called to order by Chairman Mr. José María Sáenz Valiente (h), he informs the attendees that the meeting of the board has been convened so that it may consider the preliminary merger commitment entered into on the 20th of the current month with Multicanal S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Red Argentina S.A., Plataforma Digital S.A. and Radio Satel Sociedad Anónima. Accordingly, the Chairman then proceeds to read such commitment, as follows: “Preliminary Merger Commitment. In the City of Buenos Aires, on this 20th day of the month of March, 2001, by and among the companies Multicanal S.A., domiciled at Avalos 2057, Federal Capital, represented by its President, Mr. Saturnino L. Herrero Mitjans; Plataforma Digital S.A., domiciled at Piedras 1743, Federal Capital, represented by its President, Mrs. Ernestina Laura Herrera de Noble, Cable Espacio del Buen Ayre S.A., domiciled at Avalos 2057, Federal Capital; Televisión por Cable S.A., domiciled at Avalos 2057, Federal Capital; Video Cable Norte S.A., domiciled at Avalos 2057, Federal Capital; Cable Visión Corrientes Sociedad Anónima, domiciled at Avalos 2057, Federal Capital; and Red Argentina S.A., domiciled at Avalos 2057, Federal Capital, all of them represented by their President, Mr. José María Sáenz Valiente (h), and Radio Satel Sociedad Anónima, domiciled at Santiago del Estero 2318, City of Santa Fe, represented herein by its President, Mr. Alejandro Alberto Urricelqui, agree to enter into this preliminary merger commitment, subject to the provisions transcribed below and the provisions of sections 82 through 87 of Business Associations Law No. 19,550, sections 66 and 67 of General Resolution No. 6/80 of the General Superintendency of Corporations, and sections 77 and 78 of Law No. 20,628 (reviewed text 1997, as amended), and sections 105 through 109 of its regulatory decree. First: Multicanal S.A., Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por

Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima hereby agree to merge their respective businesses by means of a contribution of the assets, liabilities, rights and obligations owned by such companies, effecting a full transfer thereof in favor of Multicanal S.A., which shall be the merging company. Such merger shall include any businesses, claims, real and personal properties, trademarks and patents, stocks, shareholdings and commercial papers, as well as any rights and obligations of such companies existing at the time of the merger, and also any such rights and obligations that may exist or come to exist arising from prior actions or businesses conducted before the merger by Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. Accordingly, the merging company shall pursue all the businesses of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. The studies that have been conducted heretofore ensure that no obligations or agreements exist which have not been accounted for or are unknown, it being understood that any liability arising hereafter shall be accepted by the parties, as it shall be attributed to factors unknown or impossible to assess at the date hereof. Second: The concentration in only one vehicle – Multicanal S.A., of the provision of cable television and direct-to-home television services, the latter being also a supplementary service under applicable law; of the ownership of shares in Plataforma Digital S.A., directly owned by a shareholder of Multicanal S.A., the ownership of shares in Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Radio Satel Sociedad Anónima, Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A., all directly owned by Multicanal S.A., and the optimized use of the technical, administrative and financial structures of Multicanal S.A. and the companies taking part therein, and also the rationalization of their operating costs, are the reasons and goals that have been deemed significant for the consummation of this merger. Third: For purposes of consummating this merger, Multicanal S.A. shall be the surviving merging company, successor generally to the businesses and operations of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, and Multicanal S.A. shall accordingly be the surviving company. Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad

Anónima, as the merged companies, shall accordingly be dissolved. Fourth: The effective date of the merger shall be January 1, 2001 (this date included), and as from such date the operation of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall be deemed conducted by the merging company. Fifth: The balance sheets upon which the merger shall be based shall be the balance sheets prepared by the companies as at December 31, 2000, as transcribed in the relevant accounting books. Such balance sheets are an integral part of this commitment, as Annexes hereto. Sixth: the equity of each of the companies that are parties hereto is set forth below: Multicanal S.A. $ 365,953,227, represented by 199,466,667 registered, non-endorsable, Class A ordinary shares of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 book-entry shares of a nominal value of $ 1 each and 1 voting right per share; Plataforma Digital S.A. $ 16,303,000 represented by 16,303,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Cable Espacio del Buen Ayre S.A. $ 710,000, represented by 710 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Televisión por Cable S.A. $ 520,000, represented by 520,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Video Cable Norte S.A. $ 260,000 represented by 260 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Cable Visión Corrientes Sociedad Anónima $ 2,100,000, represented by 2,100,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Red Argentina S.A. $ 12,000, represented by 12,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; and Radio Satel Sociedad Anónima $ 10,000, represented by 100,000 registered, non-endorsable ordinary shares of a nominal value of $ 0.1 each and 5 voting rights per share. Seventh: This preliminary merger commitment shall be approved by the governing bodies of the companies that are parties hereto, and ratified by their respective special shareholders meetings. Eighth: To the effects provided under section 83, paragraph 1, subparagraph C, of Law No. 19,550, it is hereby expressly stated that the exchange ratio is provided at 1 share of a nominal value of $ 1 of the merging company, for 18.78637 shares of a nominal value of $ 1 of Plataforma Digital S.A. By the delivery of shares in the merging company in exchange therefor, the shareholding of Grupo Clarín S.A., amounting to 16,303,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each in Plataforma Digital S.A. shall be terminated, and the capital stock of Multicanal S.A. shall be increased as a result of the inclusion of the equity of the merged company for the amount of $ 867,810. Ninth: In order to fulfill the requirement provided in the foregoing paragraph, Multicanal S.A. shall increase its capital stock in the amount of $ 867,810, that is, from $ 365,953,227 to $ 366,821,037, and shall issue 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share, which shall be delivered to Grupo Clarín S.A. in substitution of the 16,303,000 registered, non-endorsable ordinary shares that Grupo Clarín S.A. owned in Plataforma Digital S.A., given the fact that the remaining shareholders of Multicanal S.A. have given notice of their waiver of any first-refusal and accretion rights they may have in relation thereto. Tenth: The administrators Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall continue to perform their duties and have the powers pertaining thereto until such time as the final merger agreement shall be executed, and as from such date the administration thereof shall be governed pursuant to section 84, last paragraph, of Law No. 19,550. Eleventh: Any dispute that may arise in relation to the performance of this agreement, and also in relation to any matter referring to the merger of the companies that are parties hereto, shall be submitted to the competent jurisdiction of Federal First-Instance Commercial Courts sitting in the City of Buenos Aires, for which purpose the parties establish their respective special domiciles at the addresses set forth above. In witness whereof, eight counterparts of this instrument of the same tenor and to the same effect are signed.” The premises having been read, the attending parties unanimously approve the actions taken by the President, and accordingly the preliminary merger commitment transcribed above is approved. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Minutes of Shareholders Meeting: In the City of Buenos Aires, on this 22nd day of the month of June, 2001, …, at Avalos 2057, Federal Capital, the shareholders of Cable Visión Corrientes Sociedad Anónima hold a Special General Shareholders Meeting. The meeting having been called to order by Chairman Mr. José María Sáenz Valiente (h), he informs the attendees that there is one shareholder present at the meeting, by proxy, who is the owner of two million one hundred thousand (2,100,000) registered, non-endorsable ordinary shares, of a nominal value of one peso each and one voting right per share, representing 100% of the capital stock and voting rights of the Company, as it arises from the Share Deposit Register, folio 22, and the Shareholders Meeting Attendance Register No. 1. Also present are Directors Juan María de la Vega and María Lucila Romero, while the Representative of the General Superintendency of Corporations and of the Comité Federal de Radiodifusión (Federal

Broadcasting Committee) are not attending. The first item of business is then considered: (1) Appointment of two shareholders to prepare and sign the minutes. The Chairman takes the floor and moves that these minutes be prepared and signed by Mr. Pablo Casey, as representative of Multicanal S.A., the sole shareholder of the company. The motion is put to a vote and unanimously approved. Thereafter the second item of business is brought before the meeting: (2) Approval of the preliminary merger commitment entered into on March 20, 2001, with Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Red Argentina S.A. and Plataforma Digital S.A. The Chairman takes the floor and informs the attendees that such preliminary merger commitment was approved by the Board of Directors in its meeting held on March 28 this year, and proceeds to read the relevant minutes of the Board, which are not transcribed herein as they have already been recorded in the respective minutes book. After the reading is completed and after a brief exchange of ideas, the shareholders approve the preliminary merger commitment dated March 20, 2001, entered into among the Company and Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Red Argentina S.A. and Plataforma Digital S.A. Then the third item of business is brought to the consideration of the meeting: (3) Approval of the special and consolidated merger balance sheets at December 31, 2000. As the shareholders have duly in advance received the relevant documentation, which has been transcribed in rubricated accounting books, it is unanimously resolved that such documents will not be read nor transcribed in the minutes, and that the special and consolidated merger balance sheets at December 31, 2000 are approved. Then the fourth item of business is considered: (4) Dissolution of the company. The Chairman states that in order to fulfill the foregoing preliminary merger commitment, this Shareholders Meeting must adopt a resolution to dissolve the company pursuant to the terms of Section 94, paragraph 7, of Law No. 19,550, and such resolution is unanimously adopted. Also, the Meeting unanimously resolves to expressly authorize the Chairman to execute the final merger agreement, and give powers to Messrs. Julio Ignacio Quiroga, Ernesto Tissone, Carlos Vadell, Paula del Campo and Martín Guillermo Ríos so that they may make any statutory announcements, and perform on behalf of the company any actions that may be necessary to register the dissolution of the company in the Public Registry of Commerce. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Special General Shareholders Meeting held on June 22, 2001. Order Number. Date Year 2001 Day Month. Shareholder (complete Name and Surname) (Identity Document) (Domicile). Representative (complete Name and

Surname) (Identity Document) (Domicile) Number of Shares or Certificates. Security, Share or Certificate numbers. Capital $. Number of Votes. Signatures. 1 15 6 Multicanal S.A. Avalos 2057 City of Buenos Aires Pablo Casey DNI (National Identity Document) 18,544,947 Hipólito Irigoyen 1628 2nd Floor 2,100,000 2,100,000 2,100,000. There appears a signature. In Buenos Aires, on this 15th day of the month of June, 2001, at 05.00 p.m., the receipt of notices of attendance at the Special General Shareholders Meeting convened to be held on June 22, 2001, is closed. One shareholder has been recorded, by proxy, as owner of 2,100,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 vote per share, representing 100% of the Capital Stock and voting rights of the Company. Let it be attested. There appears a signature. In the City of Buenos Aires, on this 22nd day of the month of June, 2001, at 05.00 p.m., this Share Deposit Register and Shareholders Meeting Attendance Register is closed, with the presence of one shareholder, by proxy, the owner of 2,100,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each and 1 voting right per share, representing 100% of the capital stock and voting rights of the company. Let it be attested. There appears a signature.” (7) “PLATAFORMA DIGITAL S.A.” “Minutes of the Board of Directors No. 31”: In the City of Buenos Aires, on this 29th day of the month of March, 2001 … a meeting is held at the corporate offices located at Piedras 1743, Federal Capital, of the Board of Directors of Plataforma Digital S.A., with the presence of the Directors who sign below, to consider the following item of the Agenda: Approval of the Preliminary Merger Commitment. The meeting having been called to order by the Chair Mrs. Ernestina Laura Herrera de Noble, she informs the attendees that the meeting of the board has been convened so that it may consider the preliminary merger commitment entered into on the 20th of the current month with Multicanal S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A., and Radio Satel Sociedad Anónima. Accordingly, the Chair then proceeds to read such commitment, as follows: “Preliminary Merger Commitment. In the City of Buenos Aires, on this 20th day of the month of March, 2001, by and among the companies Multicanal S.A., domiciled at Avalos 2057, Federal Capital, represented by its President, Mr. Saturnino L. Herrero Mitjans; Plataforma Digital S.A., domiciled at Piedras 1743, Federal Capital, represented by its President, Mrs. Ernestina Laura Herrera de Noble, Cable Espacio del Buen Ayre S.A., domiciled at Avalos 2057, Federal Capital; Televisión por Cable S.A., domiciled at Avalos 2057, Federal Capital; Video Cable Norte S.A., domiciled at Avalos 2057, Federal Capital; Cable Visión Corrientes Sociedad Anónima, domiciled at Avalos 2057, Federal Capital; and Red Argentina S.A., domiciled at Avalos 2057, Federal

Capital, all of them represented by their President, Mr. José María Sáenz Valiente (h), and Radio Satel Sociedad Anónima, domiciled at Santiago del Estero 2318, City of Santa Fe, represented herein by its President, Mr. Alejandro Alberto Urricelqui, agree to enter into this preliminary merger commitment, subject to the provisions transcribed below and the provisions of sections 82 through 87 of Business Associations Law No. 19,550, sections 66 and 67 of General Resolution No. 6/80 of the General Superintendency of Corporations, and sections 77 and 78 of Law No. 20,628 (reviewed text 1997, as amended), and sections 105 through 109 of its regulatory decree. First: Multicanal S.A., Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima hereby agree to merge their respective businesses by means of a contribution of the assets, liabilities, rights and obligations owned by such companies, effecting a full transfer thereof in favor of Multicanal S.A., which shall be the merging company. Such merger shall include any businesses, claims, real and personal properties, trademarks and patents, stocks, shareholdings and commercial papers, as well as any rights and obligations of such companies existing at the time of the merger, and also any such rights and obligations that may exist or come to exist arising from prior actions or businesses conducted before the merger by Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. Accordingly, the merging company shall pursue all the businesses of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. The studies that have been conducted heretofore ensure that no obligations or agreements exist which have not been accounted for or are unknown, it being understood that any liability arising hereafter shall be accepted by the parties, as it shall be attributed to factors unknown or impossible to assess at the date hereof. Second: The concentration in only one vehicle – Multicanal S.A., of the provision of cable television and direct-to-home television services, the latter being also a supplementary service under applicable law; of the ownership of shares in Plataforma Digital S.A., directly owned by a shareholder of Multicanal S.A., the ownership of shares in Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Radio Satel Sociedad Anónima, Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A., all directly owned by Multicanal S.A., and the optimized use of the technical, administrative and financial structures of Multicanal S.A. and the companies taking part therein, and also the rationalization of their operating costs, are the reasons and goals that have been deemed significant for the consummation of this merger. Third: For purposes of consummating this merger, Multicanal S.A. shall be the surviving merging company, successor generally to the businesses and operations of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, and Multicanal S.A. shall accordingly be the surviving company. Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, as the merged companies, shall accordingly be dissolved. Fourth: The effective date of the merger shall be January 1, 2001 (this date included), and as from such date the operation of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall be deemed conducted by the merging company. Fifth: The balance sheets upon which the merger shall be based shall be the balance sheets prepared by the companies as at December 31, 2000, as transcribed in the relevant accounting books. Such balance sheets are an integral part of this commitment, as Annexes hereto. Sixth: the equity of each of the companies that are parties hereto is set forth below: Multicanal S.A. $ 365,953,227, represented by 199,466,667 registered, non-endorsable, Class A ordinary shares of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 book-entry shares of a nominal value of $ 1 each and 1 voting right per share; Plataforma Digital S.A. $ 16,303,000 represented by 16,303,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Cable Espacio del Buen Ayre S.A. $ 710,000, represented by 710 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Televisión por Cable S.A. $ 520,000, represented by 520,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Video Cable Norte S.A. $ 260,000 represented by 260 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Cable Visión Corrientes Sociedad Anónima $ 2,100,000, represented by 2,100,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Red Argentina S.A. $ 12,000, represented by 12,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; and Radio Satel Sociedad Anónima $ 10,000, represented by 100,000 registered, non-endorsable ordinary shares of a nominal value of $ 0.1 each and 5 voting rights per share. Seventh: This preliminary merger commitment shall be approved by the governing bodies of the companies that are parties hereto, and ratified by their respective special shareholders meetings. Eighth: To the effects provided under section 83, paragraph 1, subparagraph C, of Law No. 19,550, it is hereby expressly stated that the exchange ratio is provided at 1 share of a nominal value of $ 1 of the merging company, for 18.78637 shares of a nominal value of $ 1 of Plataforma Digital S.A. By the delivery of shares in the merging company in exchange therefor, the shareholding of Grupo Clarín S.A., amounting to 16,303,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each in Plataforma Digital S.A. shall be terminated, and the capital stock of Multicanal S.A. shall be increased as a result of the inclusion of the equity of the merged company for the amount of $ 867,810. Ninth: In order to fulfill the requirement provided in the foregoing paragraph, Multicanal S.A. shall increase its capital stock in the amount of $ 867,810, that is, from $ 365,953,227 to $ 366,821,037, and shall issue 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share, which shall be delivered to Grupo Clarín S.A. in substitution of the 16,303,000 registered, non-endorsable ordinary shares that Grupo Clarín S.A. owned in Plataforma Digital S.A., given the fact that the remaining shareholders of Multicanal S.A. have given notice of their waiver of any first-refusal and accretion rights they may have in relation thereto. Tenth: The administrators Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall continue to perform their duties and have the powers pertaining thereto until such time as the final merger agreement shall be executed, and as from such date the administration thereof shall be governed pursuant to section 84, last paragraph, of Law No. 19,550. Eleventh: Any dispute that may arise in relation to the performance of this agreement, and also in relation to any matter referring to the merger of the companies that are parties hereto, shall be submitted to the competent jurisdiction of Federal First-Instance Commercial Courts sitting in the City of Buenos Aires, for which purpose the parties establish their respective special domiciles at the addresses set forth above. In witness whereof, eight counterparts of this instrument of the same tenor and to the same effect are signed.” The premises having been read, the attending parties unanimously approve the actions taken by the President, and accordingly the preliminary merger commitment transcribed above is approved. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Minutes of Shareholders Meeting: In the City of Buenos Aires, on this 22nd day of the month of June, 2001, …, at Piedras 1743, Federal Capital, the shareholders of Plataforma Digital S.A. hold a Special General Shareholders Meeting. The meeting having been called to order by Chairman Mr. Saturnino Herrero Mitjans, he informs the attendees that there is one shareholder present at the meeting, by proxy, who is the owner of sixteen million three hundred and three thousand (16,303,000) registered, non-endorsable ordinary shares, of a nominal value of one peso each and one voting right per share, representing 100% of the capital stock and voting rights of the Company, as it arises from the Share Deposit Register, folio 10, and the Shareholders Meeting Attendance Register No. 1. Also present are Directors Alejandro Alberto Urricelqui, Vicente G. Di Loreto, Jorge Carlos Rendo, and Statutory Auditor Mr. Carlos Di Candia, while the Representative of the General Superintendency of Corporations and of the Comité Federal de Radiodifusión (Federal Broadcasting Committee) are not attending. The first item of business is then considered: (1) Appointment of two shareholders to prepare and sign the minutes. Mr. Ignacio Rosner takes the floor and as representative of the shareholder Grupo Clarín S.A. moves that these minutes be approved and signed by himself. The motion is put to a vote and unanimously approved. Thereafter the second item of business is brought before the meeting: (2) Approval of the preliminary merger commitment entered into on March 20, 2001, with Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A. The Chairman takes the floor and informs the attendees that such preliminary merger commitment was approved by the Board of Directors in its meeting held on March 29 this year, and proceeds to read the relevant minutes of the Board, which are not transcribed herein as they have already been recorded in the respective minutes book. After the reading is completed and after a brief exchange of ideas, the shareholders approve the preliminary merger commitment dated March 20, 2001, entered into among the Company and Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A. Then the third item of business is brought to the consideration of the meeting: (3) Approval of the special and consolidated merger balance sheets at December 31, 2000. As the shareholder has duly in advance received the relevant documentation, which has been transcribed in rubricated accounting books, it is unanimously resolved that such documents will not be read nor transcribed in the minutes, and that the special and consolidated merger balance sheets at December 31, 2000 are approved. (4) Dissolution of the company. A unanimous resolution is adopted to approve the dissolution of the company, and Mr. Ernesto Tissone us given powers to register such dissolution. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Special General Shareholders

Meeting held on June 22, 2001. Order Number. Date Year 2001 Day Month. Shareholder (complete Name and Surname) (Identity Document) (Domicile). Representative (complete Name and Surname) (Identity Document) (Domicile) Number of Shares or Certificates. Security, Share or Certificate numbers. Capital $. Number of Votes. Signatures. 1 15 06 Grupo Clarín S.A. Piedras 1743 Federal Capital Ignacio Jorge Rosner DNI (National Identity Document) 11,957,656 16,303,000 1 to 22 16,303,000 16,303,000. There appears a signature. Total 16,303,000 16,303,000 16,303,000. In Buenos Aires, on this 15th day of the month of June, 2001, at 06.00 p.m., this Shareholders Meeting Attendance Register is closed, a number of 16,303,000 shares having been recorded, which shares represent the whole capital stock carrying 16,303,000 voting rights in relation to the matters included in the Agenda for the Special General Shareholders Meeting to be held on June 22, 2001. In the City of Buenos Aires, on this 22nd day of the month of June, 2001, at 02.00 p.m., this Shareholders Meeting Attendance Register is closed, one (1) shareholder is present, by proxy, as holder of 16,303,000 shares, carrying 16,303,000 voting rights in relation to the matters included in the Agenda. Signatures follow. And (8) “RED ARGENTINA S.A.” “Minutes of the Board of Directors”: In the City of Buenos Aires, on this 29th day of the month of March, 2001 … a meeting is held at the corporate offices located at Avalos 2057, Federal Capital, of the Board of Directors of Red Argentina S.A., with the presence of the Directors who sign below, to consider the following item of the Agenda: Approval of the Preliminary Merger Commitment. The meeting having been called to order by the Chairman Mr. José María Sáenz Valiente (h), he informs the attendees that the meeting of the board has been convened so that it may consider the preliminary merger commitment entered into on the 20th of the current month with Multicanal S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Plataforma Digital S.A., and Radio Satel Sociedad Anónima. Accordingly, the Chairman then proceeds to read such commitment, as follows: “Preliminary Merger Commitment. In the City of Buenos Aires, on this 20th day of the month of March, 2001, by and among the companies Multicanal S.A., domiciled at Avalos 2057, Federal Capital, represented by its President, Mr. Saturnino L. Herrero Mitjans; Plataforma Digital S.A., domiciled at Piedras 1743, Federal Capital, represented by its President, Mrs. Ernestina Laura Herrera de Noble, Cable Espacio del Buen Ayre S.A., domiciled at Avalos 2057, Federal Capital; Televisión por Cable S.A., domiciled at Avalos 2057, Federal Capital; Video Cable Norte S.A., domiciled at Avalos 2057, Federal Capital; Cable Visión Corrientes Sociedad Anónima, domiciled at Avalos 2057, Federal Capital; and Red Argentina S.A., domiciled at Avalos 2057, Federal

Capital, all of them represented by their President, Mr. José María Sáenz Valiente (h), and Radio Satel Sociedad Anónima, domiciled at Santiago del Estero 2318, City of Santa Fe, represented herein by its President, Mr. Alejandro Alberto Urricelqui, agree to enter into this preliminary merger commitment, subject to the provisions transcribed below and the provisions of sections 82 through 87 of Business Associations Law No. 19,550, sections 66 and 67 of General Resolution No. 6/80 of the General Superintendency of Corporations, and sections 77 and 78 of Law No. 20,628 (reviewed text 1997, as amended), and sections 105 through 109 of its regulatory decree. First: Multicanal S.A., Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima hereby agree to merge their respective businesses by means of a contribution of the assets, liabilities, rights and obligations owned by such companies, effecting a full transfer thereof in favor of Multicanal S.A., which shall be the merging company. Such merger shall include any businesses, claims, real and personal properties, trademarks and patents, stocks, shareholdings and commercial papers, as well as any rights and obligations of such companies existing at the time of the merger, and also any such rights and obligations that may exist or come to exist arising from prior actions or businesses conducted before the merger by Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. Accordingly, the merging company shall pursue all the businesses of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima. The studies that have been conducted heretofore ensure that no obligations or agreements exist which have not been accounted for or are unknown, it being understood that any liability arising hereafter shall be accepted by the parties, as it shall be attributed to factors unknown or impossible to assess at the date hereof. Second: The concentration in only one vehicle – Multicanal S.A., of the provision of cable television and direct-to-home television services, the latter being also a supplementary service under applicable law; of the ownership of shares in Plataforma Digital S.A., directly owned by a shareholder of Multicanal S.A., the ownership of shares in Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Radio Satel Sociedad Anónima, Cable Visión Corrientes Sociedad Anónima and Red Argentina S.A., all directly owned by Multicanal S.A., and the optimized use of the technical, administrative and financial structures of Multicanal S.A. and the companies taking part therein, and also the rationalization of their operating costs, are the reasons and goals that have been deemed significant for the consummation of this merger. Third: For purposes of consummating this merger, Multicanal S.A. shall be the surviving merging company, successor generally to the businesses and operations of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, and Multicanal S.A. shall accordingly be the surviving company. Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima, as the merged companies, shall accordingly be dissolved. Fourth: The effective date of the merger shall be January 1, 2001 (this date included), and as from such date the operation of Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall be deemed conducted by the merging company. Fifth: The balance sheets upon which the merger shall be based shall be the balance sheets prepared by the companies as at December 31, 2000, as transcribed in the relevant accounting books. Such balance sheets are an integral part of this commitment, as Annexes hereto. Sixth: the equity of each of the companies that are parties hereto is set forth below: Multicanal S.A. $ 365,953,227, represented by 199,466,667 registered, non-endorsable, Class A ordinary shares of a nominal value of $ 1 each and 5 voting rights per share, and 166,486,560 book-entry shares of a nominal value of $ 1 each and 1 voting right per share; Plataforma Digital S.A. $ 16,303,000 represented by 16,303,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Cable Espacio del Buen Ayre S.A. $ 710,000, represented by 710 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Televisión por Cable S.A. $ 520,000, represented by 520,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Video Cable Norte S.A. $ 260,000 represented by 260 registered, non-endorsable ordinary shares of a nominal value of $ 1,000 each and 1 voting right per share; Cable Visión Corrientes Sociedad Anónima $ 2,100,000, represented by 2,100,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; Red Argentina S.A. $ 12,000, represented by 12,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 voting right per share; and Radio Satel Sociedad Anónima $ 10,000, represented by 100,000 registered, non-endorsable ordinary shares of a nominal value of $ 0.1 each and 5 voting rights per share. Seventh: This preliminary merger commitment shall be approved by the governing bodies of the companies that are parties hereto, and ratified by their respective special shareholders meetings. Eighth: To the effects provided under section 83, paragraph 1, subparagraph C, of Law No. 19,550, it is hereby expressly stated that the exchange ratio is provided at 1 share of a nominal value of $ 1 of the merging company, for 18.78637 shares of a nominal value of $ 1 of Plataforma Digital S.A. By the delivery of shares in the merging company in exchange therefor, the shareholding of Grupo Clarín S.A., amounting to 16,303,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each in Plataforma Digital S.A. shall be terminated, and the capital stock of Multicanal S.A. shall be increased as a result of the inclusion of the equity of the merged company for the amount of $ 867,810. Ninth: In order to fulfill the requirement provided in the foregoing paragraph, Multicanal S.A. shall increase its capital stock in the amount of $ 867,810, that is, from $ 365,953,227 to $ 366,821,037, and shall issue 867,810 registered, non-endorsable, Class A ordinary shares, of a nominal value of $ 1 each and five voting rights per share, which shall be delivered to Grupo Clarín S.A. in substitution of the 16,303,000 registered, non-endorsable ordinary shares that Grupo Clarín S.A. owned in Plataforma Digital S.A., given the fact that the remaining shareholders of Multicanal S.A. have given notice of their waiver of any first-refusal and accretion rights they may have in relation thereto. Tenth: The administrators Plataforma Digital S.A., Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima, Red Argentina S.A. and Radio Satel Sociedad Anónima shall continue to perform their duties and have the powers pertaining thereto until such time as the final merger agreement shall be executed, and as from such date the administration thereof shall be governed pursuant to section 84, last paragraph, of Law No. 19,550. Eleventh: Any dispute that may arise in relation to the performance of this agreement, and also in relation to any matter referring to the merger of the companies that are parties hereto, shall be submitted to the competent jurisdiction of Federal First-Instance Commercial Courts sitting in the City of Buenos Aires, for which purpose the parties establish their respective special domiciles at the addresses set forth above. In witness whereof, eight counterparts of this instrument of the same tenor and to the same effect are signed.” The premises having been read, the attending parties unanimously approve the actions taken by the President, and accordingly the preliminary merger commitment transcribed above is approved. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Minutes of Shareholders Meeting: In the City of Buenos Aires, on this 22nd day of the month of June, 2001, …, at Avalos 2057, Federal Capital, the shareholders of Red Argentina S.A. hold a Special General Shareholders Meeting. The meeting having been called to order by Chairman Mr. José María Sáenz Valiente (h), he informs the attendees that there is one shareholder present at the meeting, by proxy, who is the owner of twelve thousand (12,000) registered, non-endorsable ordinary shares, of a nominal value of one peso each and one voting right per share, representing 100% of the capital stock and voting rights of the Company, as it arises from the Share Deposit Register, folio 9, and the Shareholders Meeting Attendance Register No. 1. Also present is Director Mr. Juan de la Vega, while the Representative of the General Superintendency of Corporations and of the Comité Federal de Radiodifusión (Federal Broadcasting Committee) are not attending. The first item of business is then considered: (1) Appointment of one shareholder to prepare and sign the minutes. The Chairman takes the floor and moves that these minutes be prepared by Mr. Pablo Casey, as representative of Multicanal S.A., the only shareholder of the company. The motion is put to a vote and unanimously approved. Thereafter the second item of business is brought before the meeting: (2) Approval of the preliminary merger commitment entered into on March 20, 2001, with Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima and Plataforma Digital S.A. The Chairman takes the floor and informs the attendees that such preliminary merger commitment was approved by the Board of Directors in its meeting held on March 29 this year, and proceeds to read the relevant minutes of the Board, which are not transcribed herein as they have already been recorded in the respective minutes book. After the reading is completed and after a brief exchange of ideas, the shareholders approve the preliminary merger commitment dated March 20, 2001, entered into among the Company and Multicanal S.A., Radio Satel Sociedad Anónima, Cable Espacio del Buen Ayre S.A., Televisión por Cable S.A., Video Cable Norte S.A., Cable Visión Corrientes Sociedad Anónima and Plataforma Digital S.A. Then the third item of business is brought to the consideration of the meeting: (3) Approval of the special and consolidated merger balance sheets at December 31, 2000. As the shareholders have duly in advance received the relevant documentation, which has been transcribed in rubricated accounting books, it is unanimously resolved that such documents will not be read nor transcribed in the minutes, and that the special and consolidated merger balance sheets at December 31, 2000 are approved. Then the fourth item of business is considered: (4) Dissolution of the company. The Chairman states that in order to fulfill the foregoing preliminary merger commitment, this Shareholders Meeting must adopt a resolution to dissolve the company pursuant to the terms of Section 94, paragraph 7, of Law No. 19,550, and such resolution is unanimously adopted. Also, the Meeting unanimously resolves to expressly authorize the Chairman to execute the final merger agreement, and give powers to Messrs. Julio Ignacio Quiroga, Ernesto Tissone, Carlos Vadell, Paula del Campo and Martín Guillermo Ríos so that they may make any statutory announcements, and perform on behalf of the company any actions that may be necessary to register the dissolution of the company in the Public Registry of Commerce. There being no further business to be transacted, the meeting is adjourned. … Signatures follow.” “Special General Shareholders Meeting held on June 22, 2001. Order Number. Date Year 2001 Day Month. Shareholder complete Name and Surname Identity Document Domicile. Representative complete Name and Surname Identity Document Domicile. Number of Shares or Certificates. Security, Share or Certificate numbers. Capital $. Number of Votes. Signatures. 1 15 6 Multicanal S.A. Avalos 2057 Buenos Aires Pablo Casey DNI (National Identity Document) 18,544,947 Hipólito Irigoyen 1628 2nd Floor 12,000 $ 12,000 12,000. There appears a signature. In Buenos Aires, on this 15th day of the month of June, 2001, at 06.00 p.m., the receipt of notices of attendance at the Special General Shareholders Meeting convened to be held on June 22, 2001, is closed. One shareholder has been recorded, by proxy, as owner of 12,000 registered, non-endorsable ordinary shares of a nominal value of $ 1 each and 1 vote per share, representing 100% of the Capital Stock and voting rights of the Company. Let it be attested. There appears a signature. In the City of Buenos Aires, on this 22nd day of the month of June, 2001, this Share Deposit Register and Shareholders Meeting Attendance Register is closed, with the presence of one shareholder, by proxy, the owner of 12,000 registered, non-endorsable ordinary shares, of a nominal value of $ 1 each and 1 voting right per share, representing 100% of the capital stock and voting rights of the company. Let it be attested. There appears a signature.” These are also true and accurate copies, I attest. As set forth above, the appearing parties, in their respective invoked capacities, have notarized the minutes transcribed above, and they also state that: (a) None of the shareholders has exercised its appraisal rights; (b) No creditors have stated their opposition; (c) The statutory publication of notices has been made, as described below: (1) In the National Official Gazette, on July 20, 23 and 24, 2001; (2) In the Official Gazette of the Province of Santa Fe, on July 24, 25 and 26, 2001; and (3) in the newspaper Clarín, on July 18, 19 and 20, 2001; (d) Copies are attached hereto of the Special Merger Balance Sheets of the seven merged companies and of the merging company, and also of the Special Consolidated Merger Balance Sheet; (e) the Minutes Books of the Board of Directors, of Shareholders Meetings, and the Shareholder Meeting Attendance Register of the companies they represent, which I have herein had before me, have been rubricated as indicated below: (1) Those of the company “Multicanal S.A.”, in the Public Registry of Commerce of this [END OF DOCUMENT]

TRUE COPY – LAW 404

C 001279236

IT IS A TRUE COPY OF THE RELEVANT ORIGINAL DOCUMENT, notarized before Notary Public Ernesto José Tissone, on folio 615 of Notarial Record number 15

FOR MULTICANAL S.A.

In my capacity of Notary Public Assigned to such Register, I hereby issue this first copy in forty-six photocopies and this folio, on which I stamp my hand and seal in Buenos Aires, on this 13th day of the month of February, year 2003.

[illegible signature and seal]